UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                               EMCOR GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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     (2)  Form, Schedule or Registration Statement No.:


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     (4)  Date Filed:


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

                    [LOGO OMITTED] EMCOR
                                     Knowledge in action(TM)

                                EMCOR GROUP, INC.
                        301 Merritt Seven Corporate Park
                           Norwalk, Connecticut 06851

                          ----------------------------

                            NOTICE OF ANNUAL MEETING

                          ----------------------------

To the Stockholders of EMCOR Group, Inc.

      The Annual Meeting of Stockholders of EMCOR Group, Inc. (the "Company") will be held in the Central Park Room, The Drake Swissotel, 440 Park Avenue, New York, New York, on Thursday, June 12, 2003 at 10:00 A.M. (local time) for the following purposes:

      1. To elect seven Directors to serve until the next annual meeting and until their successors are duly elected and qualified.

      2. To approve adoption of the 2003 Non-Employee Directors' Stock Option Plan.

      3.    To approve adoption of the 2003 Management Stock Incentive Plan.

      4.    To approve adoption of the Key Executive Incentive Bonus Plan.

      5. To ratify the appointment of Ernst & Young LLP as independent auditors for 2003.

      6. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on April 17, 2003 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

      YOUR ATTENTION IS RESPECTFULLY DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors

                                          Sheldon I. Cammaker
                                          SECRETARY

Norwalk, Connecticut
April 28, 2003

                    [LOGO OMITTED] EMCOR
                                     Knowledge in action(TM)

                                EMCOR GROUP, INC.

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

          2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2003

                             ----------------------

      The enclosed proxy is solicited by the Board of Directors of EMCOR Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M. (local time) on Thursday, June 12, 2003 in the Central Park Room, The Drake Swissotel, 440 Park Avenue, New York, New York and at any adjournment or postponement of such meeting. The enclosed proxy may be revoked at any time before it is exercised by delivering a written notice to the Secretary of the Company stating that the proxy is revoked, by executing a duly exercised proxy bearing a later date and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person. Unless otherwise specified, the proxies from holders of the Company's Common Stock, par value $.01 per share ("Common Stock"), will be voted in favor of each proposal set forth in the Notice of Annual Meeting.

      As of April 17, 2003, the Company had outstanding 14,987,047 shares of Common Stock. Only stockholders of record of Common Stock at the close of business on April 17, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles the holder to one vote at the Annual Meeting. The mailing address of the principal executive office of the Company is 301 Merritt Seven Corporate Park, Norwalk, Connecticut 06851, and the approximate date on which this Proxy Statement and the accompanying proxy are being first sent or given to stockholders is April 28, 2003.

      The Common Stock was the only voting security of the Company outstanding and entitled to vote on the Record Date. The holders of record of a majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is necessary for the election of Directors. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of adoption of each of the 2003 Non-Employee Directors' Stock Option Plan, the 2003 Management Stock Incentive Plan, and the Key Executive Incentive Bonus Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for ratification of the appointment of independent auditors to audit the accounts of the Company and its subsidiaries. With respect to an abstention from voting on any matter and broker "non-votes", the shares will be considered present and entitled to vote at the Annual Meeting for purposes of determining a quorum. Abstentions will have the effect of a vote against each of the proposals brought before the meeting, but will not have an effect on the election of Directors. A broker "non-vote" occurs if a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal. Accordingly, broker "non-votes" will be disregarded and will have no effect on the outcome of the vote on that proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth as of April 17, 2003 certain information regarding beneficial ownership of the Common Stock by each person or group known by the Company to be a beneficial owner of more than five percent of the outstanding shares of Common Stock. Except as otherwise noted, to the Company's knowledge, each person or group listed below has sole voting and investment power with respect to the shares listed next to its name.

                                                Number of Shares        Percent
Name and Address of Beneficial Owner           Beneficially Owned        Owned
------------------------------------           ------------------        -----

Neuberger Berman, Inc. .................          1,156,252(1)            7.7%
   605 Third Avenue
   New York, New York 10158

FMR Corp ...............................            952,766(2)            6.4%
   82 Devonshire Street
   Boston, Massachusetts 02109

J.P. Morgan Chase & Co. ................            747,520(3)            5.0%
   270 Park Avenue
   New York, New York 10017

----------
(1) As reported in Schedule 13G dated February 12, 2003 filed with the Securities and Exchange Commission ("SEC") by Neuberger Berman, Inc., Neuberger Berman, LLC, Neuberger Berman Management Inc. and Neuberger Berman Genesis Fund (collectively, "Neuberger Berman"), Neuberger Berman has shared power to vote or to direct the vote of 822,700 shares and shared power to dispose or to direct the disposition of 1,156,252 shares.

(2) As reported in Amendment 3 to Schedule 13G dated February 14, 2003 filed with the SEC by FMR Corp. ("FMR"), Fidelity Management & Research Company, a wholly owned subsidiary of FMR, Edward C. Johnson, 3rd, Abigail P. Johnson, and Fidelity Low Priced Fund (collectively, "Fidelity"), Fidelity has sole power to direct the vote of 66 shares and sole power to dispose of or to direct the disposition of 952,766 shares.

(3) As reported in Schedule 13G dated February 10, 2003 filed with the SEC by J.P. Morgan Chase Co. ("Chase"), on behalf of itself and its wholly owned subsidiaries J.P. Morgan Chase Bank, Morgan Fleming Asset Management
      (USA), and J.P. Morgan Investment Management Inc., Chase and its subsidiaries have sole power to vote or direct the vote of 670,320 shares, sole power to dispose or to direct the disposition of 745,645 shares, and shared power to dispose or direct the disposition of 1,875 shares.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      At the Annual Meeting, seven Directors are to be elected by the holders of Common Stock to serve until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. To be elected as a Director, each nominee must receive the favorable vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Certain information concerning the nominees for election at the Annual Meeting is set forth below. Each nominee is presently a Director of the Company. While the Board of Directors has no reason to believe that any of those named as a nominee for election to the Board of Directors will not be available as a candidate, should such a situation arise, the proxy may be voted for the election of other nominees in the discretion of the persons acting pursuant to the proxy.

      FRANK T. MACINNIS, Age 56. Mr. MacInnis has been Chairman of the Board and Chief Executive Officer of the Company since April 1994 and was President of the Company from April 1994 to April 1997. From April 1990 to April 1994, Mr. MacInnis served as President and Chief Executive Officer, and from August 1990 to April 1994 as Chairman of the Board, of Comstock Group Inc., a nationwide electrical contracting company. From 1986 to April 1990 Mr. MacInnis was Senior Vice President and Chief Financial Officer of Comstock Group Inc. In addition, from 1986 to April 1994, Mr. MacInnis was also President of Spie Group Inc., which has or had interests in Comstock Group Inc., Spie Construction Inc., a Canadian pipeline construction company, and Spie Horizontal Drilling Inc., a United States company engaged in underground drilling for pipelines and communications cable. Mr. MacInnis is also a director of The Williams Companies, Inc., ITT Industries, Inc., and Geneva Steel Holdings Corp.

      STEPHEN W. BERSHAD, Age 61. Mr. Bershad has been Chairman of the Board and Chief Executive Officer for more than the past five years of Axsys Technologies, Inc., a manufacturer of precision components and systems for high technology markets. He has been a Director of the Company since December 15, 1994.

      DAVID A.B. BROWN, Age 59. Mr. Brown has been President of The Windsor Group, a management consulting firm of which he is a co-founder, for more than the past five years. He has been a Director of the Company since December 15, 1994. Mr. Brown is also a director of BTU International, Inc., Mission Resources Inc., Pride International, Inc., NS Group, Inc. and Technical Communications Corp.

      LARRY J. BUMP, Age 63. Mr. Bump, a private investor, has been Chairman of the Board since 1981 of Willbros Group, Inc., an international engineering and construction company. From 1977 to 1980, he was President and Chief Operating Officer of Willbros Group, Inc. and from 1980 until 2002, when he retired, he was President and Chief Executive Officer of that company. Mr. Bump was elected a Director of the Company on February 27, 2003. He is also director of 3TEC Energy Corporation.

      ALBERT FRIED, JR., Age 73. Mr. Fried has been Managing Member of Albert Fried & Company, LLC, a broker/dealer and member of the New York Stock Exchange, since 1955. He has been a Director of the Company since December 15, 1994.

      RICHARD F. HAMM, JR., Age 43. Mr. Hamm has been Deputy General Counsel and a Vice President of Medtronic, Inc., a medical technology company since April 2002. From July 2000 to April 2002 he was Vice President, Corporate Development & Planning of Carlson Companies, Inc. ("Carlson"), a global travel, hospitality and marketing services company, and was Vice President, Corporate Strategic Development & Acquisitions of Carlson from January 1999 to June 2000. From January 1997 to December 1998 he was Senior Vice President, Legal and Business Development of Tropicana Products, Inc. ("Tropicana"), a manufacturer of fruit juices, and Vice President and General Counsel of Tropicana from June 1993 to January 1997. Mr. Hamm has been a Director of the Company since June 19, 1998. He is also a director of Axsys Technologies, Inc.

      MICHAEL T. YONKER, Age 59. For more than nine years prior to his retirement in June 1998, Mr. Yonker was President and Chief Executive Officer of Portec, Inc., a diversified industrial products company with operations in the construction equipment, materials handling and railroad products industries. He has been a Director of the Company since October 25, 2002. Mr. Yonker is also a director of Modine Manufacturing Company and Woodward Governor Company.

COMMITTEES OF THE BOARD

      The Company's Board of Directors has standing Audit, Compensation and Personnel, and Corporate Governance Committees.

      The Audit Committee, comprised of Messrs. Bershad, Brown and Hamm, serves as the focal point for communication between the Board of Directors and the Company's independent public accountants, chief internal auditor and management, to the extent that the duties of management relate to financial or accounting reporting and controls. The Audit Committee is responsible for engaging and discharging the independent auditors for the Company, setting their fees, reviewing the scope and audit procedures of the independent auditors, reviewing annual financial statements, reviewing quarterly and annual financial results prior to their release, and meeting with the Company's internal auditors and independent auditors on matters relating to, among other things, the adequacy of the Company's internal audit controls and accounting and auditing personnel. The Company's Board of Directors has adopted a written charter for the Audit Committee. Each of the three members of the Audit Committee is independent as independence is defined in Sections 303.01 B(2)(a) and (3) of the New York Stock Exchange's listing standards. During 2002, the Audit Committee held six meetings.

      The Compensation and Personnel Committee, comprised of Messrs. Bershad, Fried, Hamm and Yonker, reviews and advises the Board of Directors with respect to the qualifications of individuals identified as candidates for positions as the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and General Counsel and for the position of Chief Executive Officer of each subsidiary of the Company whose proposed annual compensation is $400,000 or more. It also reviews and recommends to the Board of Directors for its approval any employment, severance or similar contract, or modification thereof, for the

Chairman of the Board and Chief Executive Officer of the Company and is charged with fixing on an annual basis his compensation, subject to the approval of the Board of Directors. The Compensation and Personnel Committee also is responsible for fixing, based on proposals made by the Chief Executive Officer, compensation for the Chief Operating Officer, Chief Financial Officer, and General Counsel of the Company as well as the compensation of other officers and employees of the Company and each subsidiary whose proposed annual compensation is $400,000 or more and for approving any employment, severance or similar contracts for such officers and employees, or modifications thereof. The Compensation and Personnel Committee also recommends to the Board of Directors for its approval any incentive, benefit, award or bonus plans and programs for such employees, administers the 1994 Management Stock Option Plan and the Executive Stock Bonus Plan and reviews executive development plans. During 2002, the Compensation and Personnel Committee held one meeting.

      The Corporate Governance Committee, comprised of Messrs. Brown, Fried, Hamm and Yonker, is responsible to the Board of Directors for review and recommendation of director candidates, recommendations regarding directors' retirement age and removal, review of all committees of the Board of Directors and recommendations regarding their number, function and membership, recommendations with respect to compensation of and other benefits for non-employee directors, and review of and recommendation with respect to directors' and officers' liability insurance and indemnification agreements between the Company and its officers and directors. During 2002, the Corporate Governance Committee held two meetings. The Corporate Governance Committee will consider nominees to the Board of Directors recommended by stockholders. The Corporate Governance Committee has not adopted formal procedures for the submission of such recommendations. Such recommendations should be sent to the Secretary, EMCOR Group, Inc., 301 Merritt Seven Corporate Park, Norwalk, Connecticut 06851. The Company's by-laws specify certain time limitations, notice requirements and other procedures applicable to the submission of nominations to be brought before an Annual or Special Meeting of Stockholders of the Company.

MEETINGS OF THE BOARD

      There were nine meetings of the Board of Directors during 2002.

AUDIT COMMITTEE REPORT

      The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002, included in the Company's annual report on Form 10-K for that year.

      The Audit Committee has reviewed and discussed these audited financial statements with management and the Company's independent auditors, Ernst & Young LLP.

      The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AUss.380).

      The Audit Committee has received the written disclosures and letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as amended and has discussed with Ernst & Young LLP that firm's independence from the Company.

      Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                                  By: Audit Committee

                                                  David A.B. Brown, Chairman
                                                  Stephen W. Bershad
                                                  Richard F. Hamm, Jr.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth as of April 17, 2003 certain information regarding the beneficial ownership of the Common Stock by each of the Company's Directors, its Chief Executive Officer, each of the other four most highly compensated executive officers of the Company and all its Directors and executive officers as a group for the fiscal year ended December 31, 2002. Except as otherwise noted, to the Company's knowledge, each of the persons listed below has sole voting power and investment power with respect to the shares listed next to his name.

                                                            Amount and Nature of
Name of Beneficial Owner                                   Beneficial Ownership(1)         Percent
------------------------                                   -----------------------         -------
Frank T. MacInnis ....................................             650,926(2)                4.2
Stephen W. Bershad ...................................              62,518(3)                 *
David A.B. Brown .....................................              31,090(3)                 *
Larry J. Bump ........................................               6,665(3)                 *
Albert Fried, Jr. ....................................              64,520(3)                 *
Richard F. Hamm, Jr. .................................              41,520(3)                 *
Michael T. Yonker ....................................               8,098(3)                 *
Jeffrey M. Levy ......................................             187,819(2)                1.2
Sheldon I. Cammaker ..................................             128,158(2)                 *
Leicle E. Chesser ....................................             150,856(2)                 *
R. Kevin Matz ........................................              84,489(2)                 *
All directors and executive officers as a group ......           1,484,001(4)                9.0

----------
*     Represents less than 1%.

(1) The information contained in the table reflects "beneficial ownership" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended. All percentages set forth in this table have been rounded.

(2) Includes in the case of Mr. MacInnis 582,862 shares, in the case of Mr. Levy 165,477 shares, in the case of Mr. Cammaker 113,912 shares, in the case of Mr. Chesser 128,912 shares, and in the case of Mr. Matz 73,519 shares, that may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days granted pursuant to the Company's stock option plans and programs. Also includes in the case of Mr. MacInnis 54,964 shares, in the case of Mr. Levy 21,242 shares, in the case of Mr. Cammaker 14,246 shares, in the case of Mr. Chesser 21,944 shares, and in the case of Mr. Matz 10,970 shares, to be issued in respect of stock units granted under the Company's Executive Stock Bonus Plan referred to below (the "Stock Bonus Plan").

(3) Includes in the case of Mr. Bershad 47,518 shares, in the case of Mr. Brown 30,090 shares, in the case of Mr. Bump 6,665 shares, in the case of Mr. Fried 44,520 shares, in the case of Mr. Hamm 41,520 shares, and in the case of Mr. Yonker 8,098 shares, that may be acquired upon exercise of presently exercisable options or options exercisable within 60 days granted to each non-employee director.

(4) Includes 1,303,196 shares that may be acquired upon the exercise of presently exercisable options or options exercisable within 60 days granted pursuant to the Company's stock options plans and programs and 130,605 shares to be issued in respect of stock units granted under the Stock Bonus Plan.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following Summary Compensation Table sets forth the compensation awarded to, earned by or paid to, each of the Chief Executive Officer and the other four most highly compensated executive officers of the Company (collectively, the "named executive officers") during the fiscal years ended December 31, 2002, 2001 and 2000 for services rendered in all capacities to the Company and its subsidiaries. For information regarding employment agreements of the named executive officers, see "Employment Contracts and Termination of Employment and Change of Control Arrangements" below.

                           SUMMARY COMPENSATION TABLE
================================================================================

                                               Annual                                    Long Term
                                            Compensation                          Compensation Awards(3)
                                    -----------------------------                 ----------------------
                                                                                               Number of
                                                                                  Restricted  Securities
                                                                    Other Annual     Stock    Underlying     All Other
                                                           Bonus    Compensation     Award     Options/    Compensation
                                             Salary         (1)          (2)          (4)       SARs(5)         (6)
Name and Principal Position         Year       ($)          ($)          ($)          ($)         (#)           ($)
---------------------------         ----     -------      -------   ------------  ----------  -----------  ------------
Frank T. MacInnis ...............   2002     800,000      992,608      29,624       367,608     56,800        30,242
   Chairman of the Board and        2001     775,000      992,602      13,586       367,602     75,600         8,700
   Chief Executive Officer          2000     750,000      794,162      25,350       294,163     25,000         8,700

Jeffrey M. Levy .................   2002     525,000      660,893      12,371       82,330      30,000        13,367
   President and                    2001     510,000      731,699      12,073       91,170      48,200         8,700
   Chief Operating Officer          2000     485,000      730,911      10,361          0        15,000         8,700

Sheldon I. Cammaker .............   2002     410,000      405,963      37,189       50,576      17,500        25,123
   Executive Vice President and     2001     400,000      377,636      18,325       47,045      35,900         8,700
   General Counsel and Secretary    2000     380,000      331,722      14,858       66,169      10,000         8,700

Leicle E. Chesser ...............   2002     410,000      473,870      26,324       93,513      17,500        24,459
   Executive Vice President and     2001     400,000      447,069      15,764       88,250      35,900         8,700
   Chief Financial Officer          2000     380,000      333,541      15,374       160,170     10,000         8,700

R. Kevin Matz ...................   2002     300,000      341,937      23,982       52,237      12,800        11,072
   Vice President and Treasurer     2001     260,000      314,177      16,980       48,019      24,000         8,700
                                    2000     230,000      231,505       7,916       34,827       5,000         8,700

----------
(1) The amounts reported under "Bonus" include the value of units that correspond to shares of Common Stock mandatorily deferred and credited to each named executive officer's account under the Company's Executive Stock Bonus Plan (the "Stock Bonus Plan"). Pursuant to the Stock Bonus Plan, 25% of the annual bonus earned by each named executive officer is automatically credited to him in the form of units that will subsequently be converted into Common Stock at a 15% discount from the fair market value of Common Stock as of the date the annual bonus is determined. The units are to be converted into shares of Common Stock and delivered to the executive officer on the earliest of (i) the first business day of the fourth calendar year following the year in respect of which the annual bonus was payable, (ii) the executive officer's termination of employment for any reason or (iii) immediately prior to a "change of control" (as defined in the Stock Bonus Plan). Dividend equivalents are credited in the form of additional units (at a 15% discount) at the same rate as dividends are paid to all stockholders. The portion of the amount reported under "Bonus" for 2002, 2001, and 2000, respectively, associated with mandatory deferrals under the Stock Bonus Plan for each named executive officer is as follows: Frank T. MacInnis - $367,708, $367,602 and $294,162; Jeffrey
      M. Levy - $205,893, $227,949 and $205,911; Sheldon I. Cammaker - $126,463,
      $117,636  and  $109,722;  Leicle  E.  Chesser  -  $155,870,  $147,069  and
      $131,041; and R. Kevin Matz - $108,837, $99,977 and $74,005.

(2) The personal benefits provided to the named executive officers did not exceed the disclosure threshold established by the Securities and Exchange Commission pursuant to applicable rules. Figures represent amounts reimbursed for the payment of taxes upon certain fringe benefits.

(3) The column specified by Item 402 (b) of Regulation S-K of the Securities and Exchange Commission to report Long-Term Incentive Plan Payouts has been excluded because the Company has no long-term incentive compensation plan and has not had any such plan during any portion of fiscal years 2002, 2001 and 2000.

(4) The amounts reported under "Restricted Stock Award" for 2002, 2001 and 2000 represent the value of units that correspond to shares of Common Stock voluntarily deferred and credited to a named executive officer's account under the Stock Bonus Plan. Pursuant to the Stock Bonus Plan, each named executive officer is permitted at his election to cause all or part of his annual bonus not mandatorily deferred under the Stock Bonus Plan to be credited to him in the form of units that will subsequently be converted into Common Stock at a 15% discount from the fair market value of Common Stock as of the date the annual bonus is determined. Any voluntary deferral election under the Stock Bonus Plan must be made at least six months prior to the end of the calendar year in respect of which the bonus will be payable. These units are to be converted into shares of Common Stock and delivered to the executive officer on the earliest of (i) the date elected by the executive officer but in no event earlier than the first business day of the fourth calendar year following the year in respect of which the annual bonus was payable, (ii) the executive officer's termination of employment, or (iii) immediately prior to a "change of control." Dividend equivalents are credited in the form of additional units (at a 15% discount) at the same rate as dividends are paid to all stockholders. The total holdings of shares of restricted stock represented by the aforementioned stock units, including stock units granted in 2003 in respect of 2002, and the aggregate market value of such shares as of December 31, 2002 ($53.01 per share) for each of the named executive officers was as follows: Frank T. MacInnis - 27,482 shares, $1,456,825; Jeffrey M. Levy - 3,756 shares, $199,115; Sheldon I. Cammaker
      - 4,716 shares, $249,974;  Leicle E. Chesser - 10,232 shares, $542,399; R.
      Kevin Matz - 3,540 shares, $187,633.

(5) The awards set forth in this column are of stock options only. The Company did not award stock appreciation rights.

(6) The amounts reported in this column include insurance premiums paid by the Company during 2002 with respect to term life insurance for the benefit of each named executive officer, matching contributions made by the Company under the 401(k) part of the Company's Retirement and Savings Plan, a defined contribution profit sharing plan, during 2002 for the account of each named executive officer, and contributions to be paid during 2003 in respect of 2002 by the Company pursuant to the retirement account part of the Company's Retirement and Savings Plan for the account of each named executive officer.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

      The following table sets forth certain information concerning certain grants to the named executive officers of stock options during the last fiscal year. As indicated under the Summary Compensation Table above, the Company did not grant stock appreciation rights ("SARs") of any kind.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                       Grant Date
                                                          Individual Grants                               Value
                                      -----------------------------------------------------------     -----------
                                       Number of     % of Total
                                      Securities       Options
                                      Underlying     Granted to     Exercise or                       Grant Date
                                        Options     Employees in    Base Price      Expiration          Present
                                      Granted(1)     Fiscal Year     ($/Sh)(2)         Date           Value($)(3)
                                      ----------    ------------    ----------    ---------------     -----------
Frank T. MacInnis ...............        56,800           39%         $46.35      January 2, 2012     $1,430,435

Jeffrey M. Levy .................        30,000           21%         $46.35      January 2, 2012     $  755,512

Sheldon I. Cammaker .............        17,500           12%         $46.35      January 2, 2012     $  440,715

Leicle E. Chesser ...............        17,500           12%         $46.35      January 2, 2012     $  440,715

R. Kevin Matz ...................        12,800            9%         $46.35      January 2, 2012     $  322,352

----------
(1) The options referred to in this table have a ten-year term and are exercisable as follows: one-fourth on the grant date, one-fourth on the first anniversary of the grant date, one-fourth on the second anniversary of the grant date and one-fourth on the last business day of the calendar year immediately preceding the third anniversary of the grant date.

(2) The stock option exercise price for a share of Common Stock is the fair market value of a share of Common Stock on the date of grant. No SARs, performance units or other instruments were granted in tandem with the stock options reported herein.

(3) Present value was calculated using the Black-Scholes option-pricing model which involves an extrapolation of future price levels based solely on past performance. The present value as of the date of grant, calculated using the Black-Scholes method, is based on assumptions about future interest rates, dividend yield, stock price volatility, and exercise dates. In calculating the present value as of the date of grant of the options reported in the table, the Company assumed an interest rate of 3.85% per annum, an annual dividend yield of zero, volatility of 36.5%, and an exercise date at the end of contractual term in 2012. There is no assurance that these assumptions will prove to be true in the future. The actual value, if any, that may be realized by each individual will depend on the future market price of the Common Stock and cannot be forecasted accurately by application of an option-pricing model.

OPTION EXERCISES AND HOLDINGS

      The following table sets forth certain information concerning unexercised options to purchase Common Stock held at the end of fiscal year 2002 by the named executive officers. None of the named executive officers, other than Mr. Cammaker, exercised any options during fiscal year 2002. No named executive officer holds any SARs.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUE

                                                                                             Value of Unexercised
                                                                      Number of Unexercised      In-the-Money
                                                                           Options at             Options at
                                              Shares        Value          FY-End (#)            FY-End ($)(1)
                                            Acquired on   Realized        Exercisable/           Exercisable/
Name                                       Exercise (#)      ($)          Unexercisable          Unexercisable
----                                       ------------   --------    ---------------------  --------------------
Frank T. MacInnis                              None          --          564,800/42,600      $20,292,108/$283,716

Jeffrey M. Levy                                None          --          150,700/22,500       $4,812,192/$149,850

Sheldon I. Cammaker                           15,000      $856,011       105,275/13,125       $3,326,366/$87,413

Leicle E. Chesser                              None          --          120,275/13,125       $4,044,566/$87,413

R. Kevin Matz                                  None          --           67,200/9,600        $1,742,252/$63,936

----------
(1) For purposes of this column, value is calculated based on the aggregate amount of the excess of $53.01 (the closing price of the Common Stock as reported on the New York Stock Exchange on December 31, 2002) over the relevant exercise price for a share of Common Stock with respect to the options.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE OF CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS

      The Company has employment agreements made as of January 1, 2002 with Frank T. MacInnis providing for his employment as Chief Executive Officer of the Company through December 31, 2004 and with Jeffrey M. Levy providing for his employment as President and Chief Operating Officer of the Company through December 31, 2004. Each such employment agreement provides that the term of employment will automatically be extended for successive one-year periods unless the Company or the officer gives written notice not to extend at least six months prior to the end of the initial term or any extended term of the employment agreement. However, following the date of a Change of Control (as defined in their respective employment agreements), the term of Mr. MacInnis' and Mr. Levy's respective employment shall be for a period of three years from such date. Under Mr. MacInnis' employment agreement, the Company is also to use its best efforts to ensure Mr. MacInnis' election as Chairman of the Board of Directors of the Company.

      Pursuant to the terms of their respective employment agreements, Mr. MacInnis is to receive an annual base salary of $800,000 for 2003 and Mr. Levy is to receive an annual base salary of $525,000 for 2003. Generally, their annual base salaries are to increase on the first day of each succeeding calendar year during the employment periods by the percentage increase in the consumer price index for the preceding year for the area in which the principal office of the Company is located or an amount specified by the Board of Directors, whichever is greater, although there was no increase in their respective annual base salaries for 2003. In addition, Mr. MacInnis and Mr. Levy are each entitled to receive an annual bonus, which is to be determined with reference to a target bonus and based upon factors agreed upon annually by the respective officer and the Compensation and Personnel Committee of the Board of Directors (the "Compensation Committee"); provided that Mr. MacInnis' annual target bonus may not be less than $800,000 and Mr. Levy's annual target bonus may not be less than $600,000. Pursuant to the terms of their respective employment agreements, Mr. MacInnis and Mr. Levy are to receive an option on the first business day of each of 2003 and 2004 to purchase a number of shares of Common Stock determined by dividing in Mr. MacInnis' case 125% of his base salary, and in Mr. Levy's case 100% of his base salary, for such year by the value of an option to purchase a share of Common Stock on such date, which value is to be determined with reference to the Black-Scholes methodology. Accordingly, on January 2, 2003 Mr. MacInnis was granted an option to purchase 55,443 shares of Common Stock at $54.73 per share, and Mr. Levy was granted an option to purchase 29,108 shares of Common Stock at $54.73 per share. Each option is to have a ten-year term and an exercise price equal to the fair market value of a share of Common Stock on the grant date and is to be exercisable as follows: one-fourth on or after the grant date, one-fourth on or after the first anniversary of the grant date, one-fourth on or after the second anniversary of the grant date and one-fourth on or after the last business day of the calendar year immediately preceding the third anniversary of the grant date.

      Under the terms of their employment agreements, Messrs. MacInnis and Levy each has been provided with certain benefits customarily accorded to the Company's executive officers. These benefits include $870 per month for the leasing of an automobile and the cost of a lease capital reduction payment; maintenance and insurance on their respective automobiles; reimbursement for initiation fees and monthly dues for membership in a club suitable for entertaining clients of the Company; life insurance in an amount equal to twice their respective current annual salary times the number of full or partial calendar years that remain prior to the expiration of their respective employment agreements; all legal expenses incurred in connection with their respective employment agreements; and the cost of any increased tax liability to them caused by receipt of these fringe benefits.

      If, during the term of his employment agreement, Mr. MacInnis' employment is terminated by the Company other than for Cause (as defined in his employment agreement) or he terminates his employment for Good Reason (as defined in his employment agreement), he will be entitled to receive a cash payment equal to the sum of (i) the greater of (A) his base salary at the highest annual rate in effect during his term of employment for the period from the date of termination through December 31, 2004 or (B) two times his base salary at its then current annual rate and (ii) the greater of (A) his target bonus for the calendar year in which the termination takes place multiplied by the number of full or partial calendar years remaining from the date of termination through December 31, 2004 and (B) two times his target bonus for the calendar year in which the termination occurs; however, in the event of a termination following a Change of Control (as defined in his employment agreement), the factor of two in clauses
(i)(B) and (ii)(B) above will be increased to three. If, during the term of his employment agreement, Mr. Levy's employment is terminated by the Company other than for Cause (as defined in his employment agreement) or he terminates his employment for Good Reason (as defined in his employment agreement), he will be entitled to a cash payment equal to the sum of (i) two times his base salary at its then current annual rate and (ii) two times his target bonus for the calendar year in which the termination occurs; however, in the event of a termination following a Change of Control (as defined in his employment agreement) the factor of two in clauses (i) and (ii) above will be increased to three. In addition, Messrs. MacInnis and Levy each will be entitled to receive all unpaid amounts in respect of his bonus for any calendar year ending before the date of termination and an amount equal to his target bonus for the calendar year in which the termination takes place multiplied by a fraction the numerator of which is the number of days in such calendar year that he was an employee of the Company and the denominator of which is 365.

      The Company has employment agreements made as of January 1, 2002 with Sheldon I. Cammaker providing for his employment as Executive Vice President and General Counsel of the Company through December 31, 2004, with Leicle E. Chesser providing for his employment as Executive Vice President and Chief Financial Officer of the Company through December 31, 2004, and with R. Kevin Matz providing for his employment as Vice President and Treasurer of the Company through December 31, 2004. Each such employment agreement provides that the term of employment will automatically be extended for successive one-year periods unless the Company or the officer gives written notice not to extend at least six months prior to the end of the initial term or any extended term of the employment agreement. However, following the date of a Change of Control (as defined in their respective employment agreements), the terms of their respective employment shall be for a period of three years from such date.

      Pursuant to the terms of their respective employment agreements, Mr. Cammaker is to receive an annual base salary of $410,000 for 2003, Mr. Chesser is to receive an annual base salary of $410,000 for 2003, and Mr. Matz is to receive an annual base salary of $300,000 for 2003. Generally, their annual base salaries are to increase on the first day of each succeeding calendar year during the employment periods by the percentage increase in the consumer price index for the preceding year for the area in which the principal office of the Company is located or an amount specified by the Board of Directors, whichever is greater, although there was no increase in their respective base salaries for 2003. In addition, each of them is entitled to receive an annual cash bonus determined by the Compensation Committee, and under the terms of their respective employment agreements, Messrs. Cammaker, Chesser and Matz are each to receive an option on the first business day of 2003 and 2004 to purchase a number of shares of Common Stock determined by dividing 75% of their respective base salaries for such year by the value of an option to purchase a share of Common Stock on such date, which value shall be determined with reference to the Black-Scholes methodology. Accordingly on January 2, 2003 Messrs. Cammaker and Chesser were each granted an option to purchase 17,049 shares of Common Stock at $54.73 per share and Mr. Matz was granted an option to purchase 12,475 shares of Common Stock at $54.73 per share. Each option is to have a ten-year term and an exercise price equal to the fair market value of a share of Common Stock on the grant date and is to be exercisable as follows: one-fourth on or after the grant date, one-fourth on or after the first anniversary of the grant date, one-fourth on or after the second anniversary of the grant date and one-fourth on or after the last business day of the calendar year immediately preceding the third anniversary of the grant date.

      Under the terms of their employment agreements, Messrs. Cammaker, Chesser and Matz each have been provided with certain benefits customarily accorded to the Company's executive officers, including in Messrs. Cammaker's and Chesser's case, $870 per month, and in Mr. Matz' case, $700 per month, for leasing of an automobile and the cost of a lease capital reduction payment; maintenance and insurance on their respective automobiles; reimbursement for initiation fees and monthly dues for membership in a club suitable for entertaining clients of the Company; life insurance in an amount equal to twice their respective current annual salary times the number of full or partial calendar years that remain prior to the expiration of their respective employment agreements; all legal expenses incurred in connection with their respective employment agreements; and the cost of any increased tax liability to them caused by receipt of these fringe benefits.

      If Messrs. Cammaker's, Chesser's or Matz' employment is terminated during the term of his respective employment agreement by the Company other than for Cause (as defined in his employment agreement), or if he terminates his employment for Good Reason (as defined in his employment agreement), he will be entitled to receive a cash payment generally equal to the sum of (i) two times his base salary at its then current annual rate and (ii) two times the highest bonus paid to him during his employment by the Company ("Deemed Bonus"). However, in the event of a termination following a Change of Control (as defined in his employment agreement), the factor of two in clauses (i) and (ii) above will be increased to three. In addition, Messrs. Cammaker, Chesser and Matz each will be entitled to receive all unpaid amounts in respect of his bonus for any calendar year ending before the date of termination and an amount equal to his Deemed Bonus multiplied by a fraction the numerator of which is the number of days in the calendar year in which the termination occurs that he was an employee of the Company and the denominator of which is 365.

CONTINUITY AGREEMENTS

      Each of Messrs. MacInnis, Levy, Cammaker, Chesser and Matz (each referred to herein as an "Executive") is a party to a Continuity Agreement with the Company. The purpose of the Continuity Agreements is to retain the services of these Executives and to assure their continued productivity without disturbance in circumstances arising from the possibility or occurrence of a Change of Control of the Company. For purposes of these agreements a "Change of Control" means, in general, the occurrence of (i) the acquisition by a person or group of persons of 25% or more of the voting securities of the Company, (ii) the approval by the Company's stockholders of a merger, business combination or sale of the Company's assets, the result of which is that less than 65% of the voting securities of the resulting corporation is owned by the holders of the Common Stock prior to such transaction or (iii) the failure of Incumbent Directors (as defined in the Continuity Agreements) to constitute at least a majority of the Board of Directors of the Company during any two year period.

      Generally, no benefits are provided under the Continuity Agreements for any type of termination before a Change of Control, for termination after a Change of Control due to death, disability, any termination for Cause (as that term is defined in the Continuity Agreements) or for voluntary termination (other than for Good Reason) (as that term is defined in the Continuity Agreements).

      Each Continuity Agreement generally provides to the Executive a severance benefit if the Company terminates the Executive's employment without Cause or the Executive terminates his employment for Good Reason within two years following a Change of Control equal to the sum of three times (i) his base salary at the time of the Change of Control, (ii) the higher of (A) his bonus in respect of the year prior to the Change of Control and (B) the average of his bonuses for the three years prior to the Change of Control and (iii) the value of perquisites provided in respect of the year prior to the Change of Control. Other severance benefits include outplacement assistance and a continuance of insurance benefits for three years. The severance benefits under each Executive's Continuity Agreement are reduced by any severance benefits payable under such Executive's employment agreement.

      If all or any portion of the payments or benefits referred to in the preceding paragraphs under "Employment Agreements" and "Continuity Agreements" either alone or together with other payments and benefits which Messrs.
MacInnis, Levy, Cammaker, Chesser or Matz receives or is then entitled to receive from the Company would constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such officer shall be entitled to such additional payments as may be necessary to ensure that the net after tax benefit of all such payments shall be equal to his respective net after tax benefit as if no excise tax had been imposed under Section 4999 of the Code.

                              DIRECTOR COMPENSATION

      The annual retainer for each Director who is not an employee of the Company or any subsidiary ("non-employee director") for 2002 was $30,000 payable in cash, although each non-employee director in lieu of all or part of his cash retainer could elect to receive, under the 1997 Non-Employee Directors' Non-Qualified Stock Option Plan and the 1997 Stock Plan for Directors, (a) options to purchase shares of Common Stock and/or (b) deferred stock units in respect of which shares of Common Stock will be issued following the non-employee director's termination of services as a Director of the Company. For 2002 each non-employee director elected to receive his annual retainer in options, and accordingly, in January 2002 each non-employee director then on the Board was granted options to purchase 3,100 shares of Common Stock at $46.35 per share. Mr. Yonker, who was elected a director on October 25, 2002 received, in respect of his retainer for the balance of 2002, an option grant to purchase 1,433 shares of Common Stock at $51.75 per share. All "retainer options" vest during the course of the calendar year in which they are granted and have a five-year term. In addition, pursuant to the terms of the Company's 1995 Non-Employee Directors' Non-Qualified Stock Option Plan, each non-employee director, upon his election in 2002 as a Director, was granted an option to purchase 3,000 shares of Common Stock at a exercise price equal to the fair market value of a share of Common Stock on the grant date, as well as a supplemental grant outside of such plan of an additional option to purchase 2,000 shares of Common Stock at the same exercise price; all of these options became fully exercisable as of the date of grant and have a term of ten years. The per share exercise price for such 5,000 share option grant was $55.49 per share, except for options granted to Mr. Yonker, the exercise price of which was $51.75 per share inasmuch as his options were granted on October 25, 2002.

      At the July 2002 annual meeting of the Board, the Board determined effective January 1, 2003 to increase its annual retainer to $40,000 and to require each non-employee director to accept his annual retainer in stock options which have a five-year term and an exercise price equal to the fair market value of a share of Common Stock on the grant date and which vest during the calendar year in which they are granted. In addition, the Board determined that the annual option grant to Directors upon their election or re-election as a Director would be increased from 3,000 shares to 5,000 shares, which will be effective commencing with the Annual Meeting of Directors in June 2003 if the 2003 Non-Employee Directors' Stock Option Plan is approved by stockholders. See "Approval of 2003 Non-Employee Directors' Stock Option Plan", below.

      Each non-employee director also is entitled to fees payable in cash for attending meetings of the Board of Directors, fees for attending meetings of committees of the Board upon which he serves and fees for acting as Chairman of a committee of the Board. In July 2002, the Board determined to increase those fees. Consequently, the fee for participating in a Board meeting was increased from $1,000 to $1,500, other than a telephonic meeting of the Board in which case the fee was increased from $500 to $750; the fee for participating in a meeting of the Compensation and Personnel Committee and the Corporate Governance

Committee was increased from $500 to $1,000; and the fee for acting as a Chairman of each such Committee was increased from $2,000 to $3,000. In addition, the fee each member of the Audit Committee receives for attending Audit Committee meetings was also increased from $500 to $1,000 except for meetings of the Audit Committee at which the financial statements included in the Company's Forms 10-K and Forms 10-Q are reviewed in which case the meeting fee was increased to $1,500. The fee for acting as Chairman of the Audit Committee was increased from $2,000 to $4,000.

                            EQUITY COMPENSATION PLANS

      The following table summarizes equity compensation plans that were approved by stockholders and equity compensation plans that were not approved by stockholders as of December 31, 2002. The table does not include information about the proposed 2003 Management Stock Incentive Plan and the 2003 Non-Employee Directors' Stock Option Plan which is being submitted for approval of stockholders at the Annual Meeting.

                                          A                             B                             C
                             --------------------------       --------------------       -------------------------
                                                                                            Number of Securities
                                                                                          Remaining Available for
                             Number of Securities to be         Weighted Average           Future Issuance Under
                              Issued upon Exercise of          Exercise Price of         Equity Compensation Plans
                                Outstanding Options,          Outstanding Options,         (Excluding Securities
      Plan Category              Warrants and Rights           Warrants and Rights         Reflected in Column A)
-----------------------      --------------------------       --------------------       -------------------------
Equity Compensation
 Plans Approved by
 Stockholders                          767,723                       $14.71                        177,754(2)(3)

Equity Compensation
 Plans Not Approved
 by Stockholders                       888,243(1)                    $30.39                        106,724(4)
                                    ----------                                                   ---------

Total                                1,655,966                       $23.16                        284,478
                                    ==========                                                   =========

----------
(1) 51,167 shares relate to options which are held by employees (other than executive officers) of the Company (the "Employee Options") as of December 31, 2002, 731,800 shares relate to options which held by executive officers of the Company (the "Executive Options") as of December 31, 2002, 12,000 shares relate to options which are held by Directors of the Company (the "Director Options") as of December 31, 2002, and 93,276 shares relate to restricted Common Stock units ("RSUs") outstanding as of December 31, 2002 under the Executive Stock Bonus Plan described in notes (1) and (4) to the Summary Compensation Table in the section entitled "Executive Compensation--Summary of Cash and Certain Other Compensation," above.

(2) Includes 128,752 shares as of December 31, 2002 reserved for issuance under the 1997 Non-Employee Directors' Non-Qualified Stock Option Plan, but excludes 11,000 shares as of December 31, 2002 reserved for issuance under the 1995 Non-Employee Directors' Non-Qualified Stock Option Plan, which plan shall be terminated effective upon approval by stockholders of the 2003 Non-Employee Directors' Stock Option Plan.

(3) Does not include 147,870 reserved for issuance under the 1997 Stock Plan for Directors, which plan shall be terminated effective upon approval by stockholders of the 2003 Non-Employee Directors' Stock Option Plan.

(4) Represents 106,724 shares reserved for issuance pursuant to RSU's not yet granted under the Executive Stock Bonus Plan referred to in notes 1 and 4 to the "Summary Compensation Table" in the section entitled "Executive Compensation--Summary of Cash and Certain Other Compensation," above. Does not include an indeterminable number of options, estimated at approximately 140,000, to be granted in 2004 to executive officers pursuant to their respective employment agreements described below under "Executive Options."

             EQUITY COMPENSATION PLANS NOT APPROVED BY STOCKHOLDERS

EMPLOYEE OPTIONS

      The Employee Options vest over three years in equal annual installments, commencing with the first anniversary of the date of grant of the Employee Options. The Board of Directors granted such Employee Options to certain key employees of the Company based upon the performance of such employees. Such Employee Options have an exercise price per share equal to the fair market value of a share of Common Stock on their respective grant dates and have a term of ten years from the grant date.

EXECUTIVE OPTIONS

      410,000 of the Executive Options were granted to the five named executive officers of the Company and to another executive officer, Mark A. Pompa, Vice President and Controller of the Company, in connection with their respective prior employment agreements with the Company dated as of January 1, 1998, as amended (the "Prior Employment Agreements"). Pursuant to the terms of such Prior Employment Agreements, each such executive officer received a fixed number of Executive Options on the first business day of 1999, 2000 and 2001 with respective exercise prices of $16.19, $17.56, and $25.44 per share; in addition, Mr. MacInnis received an additional grant under his Prior Employment Agreement of an option to purchase 200,000 shares with an exercise price of $19.75 per share. Such Executive Options vested on the first anniversary of the grant date, other than the option granted to Mr. MacInnis for 200,000 shares which vested in four equal installments based upon the Common Stock reaching target stock prices of $25, $30, $35, and $40.

      An additional 295,400 Executive Options were granted to the executive officers in connection with their respective current employment agreements with the Company dated January 1, 2002 (the "Current Employment Agreements"). Of these options, executive officers were granted (i) an aggregate amount of 171,100 of such Executive Options on December 14, 2001 (exercisable in full upon grant) with an exercise price of $41.70 per share and (ii) an aggregate amount of 145,700 of such Executive Options on January 2, 2002 with an exercise price of $46.35 per share.

      Pursuant to the terms of the Current Employment Agreements, on the first business day of 2004, each such executive officer is to receive an option to purchase a number of shares of Company Common Stock determined by dividing a set percentage (ranging from 75% to 125%) of his respective base salary by the value of an option to purchase a share of Common Stock, which value is determined on the grant date with reference to the Black-Scholes methodology.

      Other than those Executive Options granted on December 14, 2001, referred to above, the Executive Options granted and to be granted pursuant to the Current Employment Agreements vest one-fourth on the grant date, one-fourth on the first anniversary of the grant date, one-fourth on the second anniversary of the grant date and one-fourth on the last business day of the calendar year immediately preceding the third anniversary of the grant date. For further information regarding the Current Employment Agreements of the named executive officers and the Executive Options issued or to be issued pursuant to their respective Current Employment Agreements, see "Employment Contracts and Termination of Employment and Change of Control Arrangements," above.

      Each of the Executive Options granted have a term of ten years from their respective grant dates and an exercise price per share equal to the fair market value of a share of Common Stock on their respective grant dates. Similarly, the Executive Options to be granted in 2004 pursuant to the terms of the Current Employee Agreements will have a ten year term and an exercise price per share equal to the fair market value of a share of Common Stock on the grant date.

DIRECTOR OPTIONS

      During the 2002, each non-employee director of the Company received 2,000 Director Options, which were in addition to the 3,000 options to purchase Common Stock granted to each non-employee director under the Company's 1995 Non-Employee Directors' Non-Qualified Stock Option Plan, which plan has been approved by the Company's stockholders. The price at which such Director Options are exercisable is equal to the fair market value per share of Common Stock on the grant date. The exercise price per share of the Director Options is $55.49 per share, except those granted to Mr. Yonker which have an exercise price of $51.75 per share. All of these options vested in full on the grant date and have a term of ten years from the grant date.

EXECUTIVE STOCK BONUS PLAN

      The Executive Stock Bonus Plan was adopted by the Board of Directors in October 2000. For a description of the Executive Stock Bonus Plan, see notes 1 and 4 to the "Summary Compensation Table" in the section entitled "Executive Compensation--Summary of Cash and Certain Other Compensation," above.

            PROPOSAL NO. 2 - APPROVAL OF 2003 NON-EMPLOYEE DIRECTORS'
                                STOCK OPTION PLAN

      The Board of Directors has adopted, subject to stockholder approval, the 2003 Non-Employee Directors' Stock Option Plan (the "2003 Directors' Plan"). The 2003 Directors' Plan will supplant the 1995 Directors' Non-Qualified Stock Option (the "1995 Plan") referred to under "Director Compensation" above, which will terminate as to any ungranted options upon approval by stockholders of the 2003 Directors' Plan. The 1995 Plan provides in effect for the annual grant to non-employee directors of options to purchase 3,000 shares of Common Stock; there remains available for grant under the 1995 Plan options for only 8,000 shares of Common Stock. Upon termination of the 1995 Plan, no additional options may be granted thereunder.

      The Company believes that the 2003 Directors' Plan will provide incentives to non-employee directors to put forth maximum efforts for the success of the Company's business and strengthen their desire to remain with the Company. It is also expected that such incentives and the opportunity to acquire a proprietary interest in the Company will enable the Company to attract other desirable non-employee directors. The description of the 2003 Directors' Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2003 Directors' Plan itself. The complete text of the 2003 Directors' Plan is attached as Exhibit A to this Proxy Statement.

DESCRIPTION OF THE 2003 DIRECTORS' PLAN

      ADMINISTRATION. The 2003 Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors is authorized to interpret the 2003 Directors' Plan, to establish, amend and rescind any rules and regulations relating to the 2003 Directors' Plan, and to make any other determination that it deems necessary or desirable for the administration of the 2003 Directors' Plan.

      SHARES SUBJECT TO THE PLAN. The total number of shares of Common Stock which may be issued under the 2003 Directors' Plan is 120,000.

      STOCK OPTIONS. In general, the 2003 Directors' Plan provides for an automatic annual grant of a non-qualified stock option to purchase 5,000 shares of Common Stock to each Director of the Company who is not also an employee of the Company or a subsidiary ("non-employee director"). Pursuant to the 2003 Directors' Plan, each person who is elected to serve as a non-employee director on or after the June 12, 2003 annual meeting of stockholders (including those persons who are non-employee directors on June 12, 2003) will be granted an option during each calendar year (beginning with 2003) to purchase 5,000 shares of Common Stock on the date on which the Board of Directors holds its first meeting following the annual meeting of stockholders held during such calendar year. In the event a non-employee director is first elected to the Board of Directors other than at an annual meeting of stockholders, upon his election the non-employee director shall be granted an option to purchase 5,000 shares of Common Stock.

      The per share exercise price of an option granted under the 2003 Directors' Plan will be equal to the fair market value of a share of Common Stock on the date the option is granted. Options granted under the 2003 Directors' Plan will be fully vested and exercisable as of the date of grant; however, no option shall be exercisable more than ten years after it is granted. As of April 17, 2003, the closing price on The New York Stock Exchange of a share of the Common Stock of the Company was $48.43.

      The exercise price of an option may be paid (a) in cash or its equivalent,
(b) in shares of Common Stock having a fair market value equal to the aggregate exercise price and satisfying such other requirements as may be imposed by the Board of Directors; provided, that such shares have been held by the non-employee director for no less than six months, (c) partly in cash and partly in shares or, (d) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the option and to deliver promptly to the Company an amount out of the proceeds of the sale equal to the aggregate exercise price for the shares of Common Stock being purchased.

      NO REPRICING. The 2003 Directors' Plan prohibits the repricing of options.

      ADJUSTMENTS UPON CERTAIN EVENTS. In the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any other similar transaction, the Board of Directors, in its sole discretion, may adjust
(i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the 2003 Directors' Plan or pursuant to outstanding options, (ii) the exercise price of any option and/or (iii) any other affected terms of such option.

      Upon the occurrence of a change in control of the Company (as defined in the 2003 Directors' Plan), the 2003 Directors' Plan provides that the Board of Directors may (A) cause the restrictions to lapse with respect to any options or
(B) cancel options for fair value or (C) provide for the issuance of substitute options that will substantially preserve the otherwise applicable terms of any affected option previously granted thereunder as determined by the Board of Directors in its sole discretion or (D) provide that for a period of at least 30 days prior to the change in control, such options shall be exercisable as to all shares subject thereto and that upon the occurrence of the change in control, such options shall terminate.

      AMENDMENT AND TERMINATION. The Board of Directors may amend, alter or discontinue the 2003 Directors' Plan, but no amendment, alteration or discontinuation shall be made (a) without the approval of the stockholders of the Company, if such action would increase the maximum number of shares with respect to which options may be granted thereunder, (b) without the consent of a non-employee director, if such action would diminish any of the rights of the non-employee director under any option previously granted to the non-employee director under the 2003 Directors' Plan or (c) to the provision relating to repricing of options. No option may be granted under the 2003 Directors' Plan after ten years from the date of its approval by stockholders.

TAX STATUS OF 2003 DIRECTORS' PLAN AWARDS

      INTRODUCTION. The following discussion of the federal income tax status of options under the 2003 Directors' Plan is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Non-employee directors may also be subject to certain state and local taxes which are not described below.

      NON-QUALIFIED OPTIONS. Options granted under the 2003 Directors' Plan will be non-qualified options and no income is realized by the non-employee director at the time of grant of the option, and no deduction is available to the Company at such time. At the time of exercise (other than by delivery of Common Stock to the Company), ordinary income is realized by the non-employee director in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, and the Company receives a tax deduction of the same amount. If an option is exercised by delivering Common Stock to the Company, a number of shares received by the non-employee director equal to the number of shares so delivered will be received free of tax and will have a tax basis and holding period equal to the shares so delivered. The fair market value of additional shares received by the non-employee director will be taxable to the non-employee director as ordinary income (and the Company will receive a corresponding deduction), and the non-employee director's tax basis in such shares will be their fair market value on the date of exercise. Upon disposition, any appreciation or depreciation of the Common Stock after the date of exercise is treated as capital gain or loss.

      If the 2003 Directors' Plan is approved by stockholders at the Annual Meeting, each non-employee director, at the 2003 annual meeting of the Board of Directors to be held immediately following the Annual Meeting, will be granted an option to purchase 5,000 shares of Common Stock, aggregating options to purchase 30,000 shares, at a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant.

ADOPTION OF PROPOSAL NO. 2

      The Company believes that its best interests will be served by the approval of Proposal No. 2. The 2003 Directors' Plan will enable the Company to stimulate the efforts of non-employee directors on behalf of the Company and strengthen their desire to remain with the Company.

      Approval of Proposal No. 2 requires the affirmative vote of a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2003 DIRECTORS' PLAN.

                          PROPOSAL NO. 3 - APPROVAL OF
                      2003 MANAGEMENT STOCK INCENTIVE PLAN

      The Board of Directors has adopted, subject to stockholder approval, the 2003 Management Stock Incentive Plan (the "2003 Management Plan").

      Stockholder approval of Proposal No. 3 will constitute approval of (i) the performance criteria upon which performance-based awards may be based under the 2003 Management Plan in those instances in which such awards are intended to be deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended or any successor statute thereto (the "Code"), (ii) the annual per participant limit of 100,000 shares on grants of options and the annual per participant limit of 100,000 shares on grants of stock appreciation rights,
(iii) the annual per participant limit of 50,000 shares on grants of performance-based awards that are restricted stock or other stock-based awards,
(iv) the annual per participant limit of $5,000,000 for other performance-based stock-based awards that are not denominated or payable in shares of Common Stock and (v) the class of employees eligible to receive awards under the 2003 Management Plan. See "Tax Status of 2003 Management Plan Awards--Section 162(m)."

      The Company believes that the 2003 Management Plan will motivate those employees and prospective employees who are selected to participate in the Plan ("participants") of the Company and its affiliates to exert their best efforts on behalf of the Company and its affiliates and that the Company will benefit from the added interest which such employees will have in the welfare of the Company as a result of their proprietary interest in the Company's success. The description of the 2003 Management Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2003 Management Plan itself. The complete text of the 2003 Management Plan is attached as Exhibit B to this Proxy Statement.

DESCRIPTION OF THE 2003 MANAGEMENT PLAN

      ADMINISTRATION. The 2003 Management Plan is administered by the Compensation and Personnel Committee of the Board of Directors (the "Compensation Committee"), which may delegate its duties and powers in whole or in part to any subcommittee consisting solely of at least two individuals who are intended to qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code, "outside directors" within the meaning thereof. The Compensation Committee is authorized to interpret the 2003 Management Plan, to establish, amend and rescind any rules and regulations relating to the 2003 Management Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2003 Management Plan.

      SHARES SUBJECT TO THE PLAN. The total number of shares of Common Stock which may be issued under the 2003 Management Plan is 330,000 of which no more than 50% may be issued in the form of restricted stock or other stock-based awards payable in shares of Common Stock. As of April 17, 2003, the closing price on The New York Stock Exchange of a share of Common Stock was $48.43.

      STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The Compensation Committee may award non-qualified or incentive stock options for federal income tax purposes. Options granted under the 2003 Management Plan shall be vested and exercisable at such times and upon such terms and conditions as may be determined by the Compensation Committee, but in no event shall an option be exercisable more than ten years after it is granted. The maximum number of shares of Common Stock covered by options that may be granted during any calendar year to any participant shall be 100,000. The Compensation Committee currently intends to grant options that provide that the unvested portion of an option will immediately become vested upon the participant's termination of employment due to death, disability or retirement.

      The exercise price per share of Common Stock for any option awarded shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. To the extent permitted by the Compensation
Committee, the exercise price of an option may be paid (a) in cash or its equivalent, (b) in shares of Common Stock having a fair market value equal to the aggregate exercise price and satisfying such other requirements as may be imposed by the Compensation Committee; provided, that such shares have been held by the participant for no less than six months, (c) partly in cash and partly in shares of Common Stock or, (d) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the option and to deliver promptly to the Company an amount out of the proceeds of the sale equal to the aggregate exercise price for the shares of Common Stock being purchased.

      The Compensation Committee may grant stock appreciation rights independent of or in conjunction with an option. The maximum number of shares of Common Stock covered by a stock appreciation right that may be granted during any calendar year to any participant shall be 100,000. The exercise price of a stock appreciation right shall not be less than the fair market value of the Common Stock on the date the stock appreciation right is granted; provided, however, that, in the case of a stock appreciation right granted in conjunction with an option, the exercise price may not be less than the exercise price of the related option. Each stock appreciation right granted independent of an option shall entitle a participant upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the per share exercise price, times (ii) the number of shares of Common Stock covered by the stock appreciation right. Each stock appreciation right granted in conjunction with an option shall entitle a participant to surrender the option and to receive an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the per share exercise price, times (ii) the number of shares of Common Stock covered by the option which is surrendered. Payment shall be made in shares of Common Stock or in cash or partly in Common Stock and partly in cash (with any Common Stock valued at fair market value), as shall be determined by the Compensation Committee.

      NO REPRICING. The 2003 Management Plan prohibits the repricing of options or stock appreciation rights.

      RESTRICTED STOCK. The Compensation Committee shall determine the number of shares of restricted stock to grant to a participant, the duration of the period during which, and the conditions, if any, under which the restricted stock may be forfeited to the Company and the other terms and conditions of restricted stock awards.

      OTHER STOCK-BASED AWARDS. The Compensation Committee, in its sole discretion, may grant stock awards, unrestricted stock and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, the Common Stock. Such other stock-based awards may be in such form, and dependent on such conditions, as the Compensation Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares of Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.

      SECTION 162(m) OF THE CODE. Certain stock awards (including restricted stock awards) and other stock-based awards granted under the 2003 Management Plan may be granted in a manner designed to make them deductible by the Company under Section 162(m) of the Code. Such awards ("Performance-Based Awards") shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. With respect to Performance-Based Awards,
(a) the Compensation Committee shall establish the objective performance goals applicable to a given period of service no later than 90 days after the commencement of such period of service

(but in no event after 25% of such period of service has elapsed) and (b) no awards shall be granted to any participant for a given period of service until the Compensation Committee certifies that the objective performance goals (and any other material terms) applicable to such period have been satisfied. The maximum amount of Performance-Based Awards that may be granted during a calendar year to any participant shall be: (x) with respect to stock awards and other stock-based awards that are denominated or payable in shares, 50,000 shares of Common Stock and (y) with respect to stock awards and other stock-based awards that are not denominated or payable in shares, $5,000,000.

      ADJUSTMENTS UPON CERTAIN EVENTS. In the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any other similar transaction, the Compensation Committee, in its sole discretion, may adjust (i) the number or kind of shares or other securities issued or reserved for issuance pursuant to the 2003 Management Plan or pursuant to outstanding awards, (ii) the maximum number of shares for which awards (including limits established for restricted stock or other stock-based awards) may be granted during a calendar year to any participant, (iii) the exercise price of any option or stock appreciation right and/or (iv) any other affected terms of such awards.

      Upon the occurrence of a change in control of the Company (as defined in the 2003 Management Plan), the 2003 Management Plan provides that the Compensation Committee may (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award or (B) cancel awards for fair value or (C) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted thereunder as determined by the Compensation Committee in its sole discretion or (D) provide that for a period of at least 30 days prior to the change in control, such options or stock appreciation rights shall be exercisable as to all shares subject thereto and that upon the occurrence of the change in control, such options shall terminate.

      AMENDMENT AND TERMINATION. The Board of Directors may amend, alter or discontinue the 2003 Management Plan, but no amendment, alteration or discontinuation shall be made (a) without the approval of the stockholders of the Company, if such action would, increase the total number of shares reserved for the purposes of the 2003 Management Plan or increase the maximum number of shares of restricted stock or other stock-based awards that may be awarded thereunder, or the maximum number of shares for which awards may be granted to any participant during a calendar year, (b) without the consent of a participant, if such action would diminish any of the rights of the participant under any award previously granted to the participant under the 2003 Management Plan or (c) to the provision relating to repricing of options or stock appreciation rights. No awards may be made under the 2003 Management Plan after ten years from the date of its approval by stockholders.

TAX STATUS OF 2003 MANAGEMENT PLAN AWARDS

      INTRODUCTION. The following discussion of the federal income tax status of awards under the 2003 Management Plan is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes which are not described below.

      INCENTIVE STOCK OPTIONS. If the option is an incentive stock option, no income is realized by the participant upon grant or exercise of the option, and no deduction is available to the Company at such time except that upon exercise the excess of the fair market value of the Common Stock over the exercise price of the option is an item of tax preference potentially subject to the alternative minimum tax. If the Common Stock purchased upon the exercise of an incentive stock option is held by a participant for at least two years from the date of the grant of such option and for at least one year after exercise, upon disposition of the shares, any resulting gain is taxed at long-term capital gains rates. If the Common Stock purchased pursuant to the option is disposed of before the expiration of such periods, any gain on the disposition of the shares, up to the difference between the fair market value of the Common Stock at the time of exercise and the exercise price of the option, is taxed at ordinary rates as compensation paid to the participant, and the Company is entitled to a deduction for an equivalent amount. Any amount realized by the participant in excess of the fair market value of the stock at the time of exercise is taxed at capital gains rates.

      NON-QUALIFIED OPTIONS. If the option is a non-qualified option, no income is realized by the participant at the time of grant of the option, and no deduction is available to the Company at such time. At the time of exercise (other than by delivery of Common Stock to the Company), ordinary income is realized by the participant in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, and the Company receives a tax deduction for the same amount. If an option is exercised by delivering Common Stock to the Company, a number of shares received by the participant equal to the number of shares so delivered will be received free of tax and will have a tax basis and holding period equal to the shares so delivered. The fair market value of additional shares received by the participant will be taxable to the participant as ordinary income (and the Company will receive a corresponding deduction), and the participant's tax basis in such shares will be their fair market value on the date of exercise. Upon disposition, any appreciation or depreciation of the Common Stock after the date of exercise is treated as capital gain or loss.

      STOCK APPRECIATION RIGHTS. No income is realized by the participant at the time a stock appreciation right is awarded, and no deduction is available to the Company at such time. When the right is exercised, ordinary income is realized by the participant in the amount of the cash or the fair market value of the Common Stock received by the participant, and the Company shall be entitled to a deduction of equivalent value.

      RESTRICTED STOCK AND OTHER AWARDS. Subject to Section 162(m) of the Code, discussed below, the Company receives a deduction and the participant recognizes taxable income equal to the fair market value of the restricted stock at the time the restrictions on the restricted stock awarded lapse, unless the participant elects to recognize such income immediately by so electing not later than 30 days after the date of the grant by the Company to the participant of a restricted stock award as permitted under Section 83(b) of the Code, in which case both the Company's deduction and the participant's inclusion in income occur on the grant date. The value of any part of any other award distributed to participants shall be taxable as ordinary income to such participants in the year in which such stock, cash or other consideration is received, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding tax deduction.

      SECTION 162(m). Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Chief Executive Officer and the four other most highly compensated executive officers in any year. Qualifying performance-based compensation is not subject to such deduction limit if certain requirements are met. One requirement is stockholder approval of (i) the performance criteria upon which performance-based awards may be based, (ii) the annual per-participant limits on grants and (iii) the class of employees eligible to receive awards. In the case of Performance-Based Awards, other requirements are that objective performance goals and the amounts payable upon achievement of the goals be established by a committee of at least two outside directors and that no discretion be retained to increase the amount payable under the awards. In the case of options and stock appreciation rights, other requirements are that the option or stock appreciation right be granted by a committee of at least two outside directors and that the exercise price of the option or stock appreciation right be not less than fair market value of the Common Stock on the date of grant.

ADOPTION OF PROPOSAL NO. 3

      The Company believes that its best interests will be served by the approval of Proposal No. 3. The 2003 Management Plan will enable the Company to be in a position to continue to grant long-term incentive awards to employees, including those who through promotions and development of the Company's business will be entrusted with new and more important responsibilities, while preserving, where appropriate, the tax deductibility of these awards.

      Approval of Proposal No. 3 requires the affirmative vote of a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2003 MANAGEMENT PLAN.

         PROPOSAL NO. 4 - APPROVAL OF KEY EXECUTIVE INCENTIVE BONUS PLAN

      The Board of Directors has adopted, subject to stockholder approval, the Key Executive Incentive Bonus Plan (the "Bonus Plan"). The purpose of the Bonus Plan is to establish a program of incentive compensation for certain key executives of the Company and to ensure that the payment of such bonuses will be deductible under Section 162(m) of the Internal Revenue Code (the "Code").

      Section 162(m) of the Code limits the Company's tax deduction to $1,000,000 per year per executive for certain compensation paid to each of its chief executive officer and the other four highest compensated executives of the Company at the end of the Company's taxable year (each a "Covered Employee"). In general, the regulations under Section 162(m) exclude from this limitation compensation that is, among other things, calculated based on "objective" performance criteria and awarded under a plan that has received stockholder approval. The Board therefore recommends stockholder approval of the Bonus Plan so that the Company may, if all other requirements of the regulations are met, fully deduct certain annual bonus payments to the Covered Employees (described below as "Bonuses") in compliance with Section 162(m) of the Code.

      The Board believes that the Bonus Plan will provide the Company with an effective vehicle to focus and motivate the annual performance of the selected key executives of the Company and offer them opportunities to attain competitive levels of coompensation. The description of the Bonus Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the Bonus Plan itself. The complete text of the Bonus Plan is attached as Exhibit C to this Proxy Statement.

      It is anticipated that Bonuses under the Bonus Plan will not be provided for prior to 2004. Because amounts payable under the Bonus Plan are based on satisfaction of performance goals and on bonus targets to be determined for each applicable performance period, it cannot be determined at this time what amounts, if any, will be received by any selected key executive with respect to any year under the Bonus Plan.

      DESCRIPTION OF THE BONUS PLAN. The purpose of the Bonus Plan is to motivate and reward selected Covered Employees by making all or a significant portion of their annual bonuses directly dependent upon achieving key strategic objectives. The Bonus Plan will provide the opportunity for those key executives to earn substantial incentive cash compensation for attaining financial and operational objectives that are critical to the Company's ongoing growth and profitability.

      The Bonus Plan allows the Compensation and Personnel Committee of the Board of Directors of the Company (or, in certain situations, its delegate) (the "Committee") to grant to selected key executives annual awards. As of April 17, 2003, six individuals would have been eligible to participate in the Bonus Plan.

      As indicated above, the Bonus Plan has been designed and will be administered to provide "performance based" incentive compensation, within the meaning of Section 162(m) of the Code. To that end, a Bonus may be granted in the discretion of the Compensation Committee to any participant in the Bonus Plan who the Compensation Committee reasonably believes may be a Covered
Employee. The amount of any Bonus will be based on objective performance goals established by the Compensation Committee, based on attainment of specific levels of performance of the Company (or of a subsidiary, division, or department thereof) with reference to one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income;
(iv) earnings per share; (v) book value per share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvements of profit margins; (xii) stock price;
(xiii)  market  share;  (xiv)  revenues or sales;  (xv) costs;  (xvi) cash flow;
(xvii) working capital; and (xviii) return on assets. The Committee must certify as to the attainment of the applicable performance goals prior to payment of any Bonus, and may reduce the amount of any Bonus. All terms and conditions of Bonuses, and the Bonus Plan provisions referring thereto, are intended to be administered and interpreted in accordance with Section 162(m) of the Code, to ensure the deductibility of the Company of the Bonuses. The performance goals based on one or more of the foregoing performance factors will be established by the Compensation Committee no more than 90 days after the commencement of the period to which the performance goals relate (or, if less, the number of days which is equal to 25 percent of the relevant performance period).

      The Compensation Committee has the authority to determine in its sole discretion the applicable performance period relating to any Bonus, subject to any applicable restrictions imposed by Section 162(m) of the Code.

      At the end of the applicable performance period, the Compensation Committee must certify as to the attainment of the applicable performance goals prior to payment of any Bonus, and may reduce (but not increase) the amount of any Bonus. Bonuses will be paid, as soon as practicable after certification of attainment of performance goals by the Compensation Committee. Payment may be deferred, in part or whole, on a mandatory basis by the Compensation Committee or electively by participants with Compensation Committee approval. The maximum amount of a Bonus under the Bonus Plan that may be granted in any calendar year to any one participant is $5,000,000. The maximum amount need not be awarded.

      The Bonus Plan may be amended or suspended in whole or in part at any time and from time to time by the Compensation Committee.

ADOPTION OF PROPOSAL NO. 4.

      The Company believes that its best interests will be served by the approval of Proposal No. 4. The Bonus Plan will enable the Company to be in a position to preserve, where appropriate, the tax deductibility of bonuses of key executives.

      Approval of Proposal No. 4 requires the affirmative vote of a majority of shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE KEY EXECUTIVE INCENTIVE BONUS PLAN.

                          CERTAIN RELATED TRANSACTIONS

      In January 2002, the Company retained Albert Fried & Company, LLC ("AFC"), a broker dealer and member of the New York Stock Exchange, to act as its broker in connection with sale of common stock of a customer that the Company had accepted from the customer in satisfaction of the customer's indebtedness. To effectuate the sale, the Company paid AFC aggregate brokerage commissions of $79,226. The commission rate that AFC charged the Company was substantially less than the commission rates for the transactions quoted to the Company by other major brokerage firms. Mr. Albert Fried, Jr., a Director of the Company, is a principal owner and the managing member of AFC.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During 2002, the Compensation and Personnel Committee of the Board of Directors of the Company (the "Compensation Committee") was responsible for matters concerning executive compensation.

      Messrs. Bershad, Fried, Hamm and Yonker, each of whom is a non-employee director, served as members of the Compensation Committee during 2002. Mr. Yonker was elected to the Board on October 25, 2002 and has served on the Compensation Committee since his election as a Director.

      No member of the Compensation Committee was at any time during 2002 a present or former officer of the Company or any of its subsidiaries or had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K of the Securities and Exchange Commission except for Mr. Fried with respect to the brokerage commissions described above under "Certain Related Transactions."

                          COMPENSATION COMMITTEE REPORT

      The Compensation and Personnel Committee (the "Compensation Committee") reviews and determines, based on proposals made by the Chief Executive Officer, the compensation of the Company's Chief Operating Officer, Chief Financial Officer and General Counsel as well as the compensation of other officers and employees of the Company and each subsidiary whose annual compensation is $400,000 or more. It also reviews and approves any employment, severance or similar agreements with such individuals. The Compensation Committee is charged with fixing on an annual basis, the compensation of the Chairman of the Board and the Chief Executive Officer of the Company, subject to the approval of the Board of Directors, and reviewing and recommending to the Board of Directors any employment, severance or similar agreement for him. The Compensation Committee also administers the Company's 1994 Management Stock Option Plan and the Executive Stock Bonus Plan and is charged with recommending to the Board of Directors any incentive, benefit, award or bonus plans or programs. The entire Board of Directors determines the amount, if any, of the Company's matching contributions under the 401(k) part of its Retirement and Savings Plan. While other compensation decisions generally are not submitted to the Board of Directors, the Board of Directors has the ultimate power and authority with respect to compensation matters.

      The members of the Compensation Committee reviewed salaries paid to the Company's executive officers for 2002, recommended to the Board no salary increases for 2003 and recommended to the Board for its approval their bonuses in respect of 2002.

      The Compensation Committee seeks to compensate executive officers at levels competitive with other companies in the same industry that are comparable in size to the Company and to provide short-term rewards and long-term incentives for superior individual and corporate performance. In making compensation decisions, the Compensation Committee periodically reviews information about the compensation paid or payable to officers of comparably sized public companies (both in the same and related businesses), the compensation recommendations of Mr. MacInnis, and reports from outside consultants. The Compensation Committee does not have target amounts of stock ownership for its executive officers.

      The key components of executive officer compensation are base salary, bonuses and stock options. The Compensation Committee attempts to combine these components in such a way as to attract, motivate and retain key executives critical to the long-term success of the Company. A discussion of the various components of the executives' compensation for 2002 follows.

      BASE SALARY. Each executive officer received a base salary and has the potential for annual salary increases largely determined by reference to the salaries of executive officers holding comparable positions in companies of comparable size.

      BONUSES. Each executive officer was eligible for an annual bonus based upon both his individual performance and the Company's performance. Bonuses were awarded to the executive officers in respect of 2002 which took into account their performance and the Company's contractual obligations. Under the terms of their respective employment agreements, Messrs. MacInnis and Levy are each entitled to a bonus determined with reference to a target bonus (which may be greater or less than the executive's actual bonus) and based upon factors agreed upon annually by the respective executive officer and the Compensation Committee. For 2002, Mr. MacInnis' target bonus was $900,000, and he received a bonus of $1,250,000, of which a portion was paid in restricted stock units, as described in footnotes 1 and 4 to the "Summary Compensation Table" in the section entitled "Executive Compensation--Summary of Cash and Certain Other Compensation," above. Mr. MacInnis' bonus was based upon several goals, including the Company's net income goal and completion and efficient integration of significant acquisitions, and upon an evaluation of his overall management performance, including policy formation and communication of corporate values. For 2002, Mr. Levy's target bonus was $700,000, and he received a bonus of $700,000, of which a portion was paid in restricted stock units as described in footnotes 1 and 4 to the "Summary Compensation Table", above. Mr. Levy's bonus was based upon the Company's operating income goal. Pursuant to their respective employment agreements, during the term thereof Mr. MacInnis' annual target bonus may not be less than $800,000 and Mr. Levy's annual target bonus may not be less than $600,000.

      STOCK OPTIONS. The Company's stock options are intended to provide executive officers with the promise of long-term rewards which appreciate in value with the positive performance of the Company. As previously reported, in 2002 each executive officer was granted stock options pursuant to the terms of his employment agreement.

      OTHER COMPENSATION. The executive officers also participate in the Retirement and Savings Plan as well as the medical, life and disability insurance plans available to all employees of the Company. In addition, under the terms of their respective employment agreements each of the executive officers is to receive life insurance in an amount equal to twice his current annual salary times the number of full or partial calendar years that remain prior to the expiration of his respective employment agreement.

      CHIEF EXECUTIVE OFFICER COMPENSATION. The minimum compensation of Mr. MacInnis is provided for in his employment agreement described above. The basis for Mr. MacInnis' bonus is described earlier in this Report. As part of its evaluation, the Compensation Committee also considered a report by Mr. MacInnis on his activities and the Company's performance.

      SECTION 162(m). Section 162(m) of the Code provides that the deduction by a publicly-held corporation for compensation paid in a taxable year to the Chief Executive Officer and any of the other four most highly compensated executive officers whose compensation is required to be reported in the "Summary Compensation Table" is limited to $1,000,000 per officer, subject to certain exceptions. The Compensation Committee has taken, and intends to continue to take, such actions as are necessary to reduce, if not eliminate, the Company's non-deductible compensation expense, while maintaining, to the extent possible, the flexibility which the Compensation Committee believes to be an important element of the Company's executive compensation program.

                                        By: Compensation and Personnel Committee

                                            Stephen W. Bershad, Chairperson,
                                            Albert Fried, Jr.
                                            Richard F. Hamm, Jr.
                                            Michael T. Yonker

                                PERFORMANCE GRAPH

      The following performance graph compares the Company's total stockholder return on its Common Stock from January 1, 1998 to December 31, 2002 as compared to the Russell 2000 Index and the Dow Jones Heavy Construction Index.

      The following performance graph assumes $100 was invested on January 1, 1998 in Common Stock of the Company and in each of the indices and assumes reinvestment of all dividends.

                      COMPARATIVE FIVE YEAR TOTAL RETURNS

                          [PERFORMANCE CHART OMITTED]

         [THIS DATA REPRESENTS A PERFORMANCE CHART IN THE PRINTED PIECE]

   EMCOR              Russell 2000 Index      Dow Jones Heavy Construction Index

     100                       100                              100
  104.88                    111.29                           122.45
   93.29                    104.99                           112.24
   75.61                     80.11                            81.63
   78.66                     96.66                            96.94
   83.84                     91.35                            71.43
  109.45                    104.58                             94.9
   92.68                     97.02                            86.73
   89.02                    115.63                            81.63
   94.82                     123.5                            65.31
  113.11                    118.49                            81.63
  126.83                    119.44                            81.63
  124.39                    110.77                             89.8
  148.93                     99.57                           103.27
  176.34                    110.71                           122.06
  155.61                     95.06                           115.96
  221.46                    111.91                           111.32
  282.93                    114.03                           119.07
  286.34                    101.01                           106.02
  242.44                     79.72                            84.51
  258.59                     87.76                            91.42

        PROPOSAL NO. 5 - RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP
                             AS INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has appointed Ernst & Young LLP, certified public accountants, as the Company's independent auditors for 2003, subject to ratification by stockholders. If the stockholders do not approve the selection of Ernst & Young LLP, the solicitation of other independent auditors will be considered by the Audit Committee.

      Ernst & Young LLP has acted as the Company's independent auditors since May 14, 2002. On May 14, 2002 with the approval of the Board of Directors, the Audit Committee decided to no longer engage Arthur Andersen LLP as the Company's independent auditors and appointed Ernst & Young LLP as the Company's independent auditors for 2002.

      The reports of Arthur Andersen LLP on the Company's consolidated financial statements for 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During 2000 and 2001 and the period January 1, 2002 through May 14, 2002 (the "Interim Period"), there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction Arthur Andersen LLP, would have caused it to make reference thereto in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events, as such term is used in
Item 304(a)(1)(v) of Regulation S-K ("Regulation S-K") of the Securities and Exchange Commission.

      During 2000 and 2001 and the Interim Period, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

FEES

      The Company was billed for professional services provided during fiscal year 2002 by Ernst & Young LLP in the amounts set forth in the following table. The Audit Committee has considered the services rendered by Ernst & Young LLP for services other than the audit of the Company's financial statements and has determined that the provision of these services is compatible with maintaining the firm's independence.

      Services Provided                                         Fee Amount
      --------------------------------------------------------------------

      Audit Fees(1) .............................               $1,651,485
      Audit Related Fees(2) .....................               $   86,345
      Tax Fees ..................................               $  268,000
      All Other Fees(3) .........................               $   55,364
            Total ...............................               $2,061,194
      --------------------------------------------------------------------

----------
(1) Fees in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, reviews of the financial statements included in the Company's quarterly reports on Form 10-Q during the 2002 fiscal year, and statutory audits.

(2) Fees rendered for due diligence services and services in support of employee benefit plan audits.

(3) Fees rendered for valuation services relating to intangible assets. Other than as indicated in the notes to this table, the Company did not engage Ernst & Young LLP for any other services, including financial information systems design and implementation.

      Effective 2003, all audit or permitted non-audit services performed by Ernst & Young LLP are required to be pre-approved by the Audit Committee. However, the Chairman of the Audit Committee is authorized to pre-approve the rendering of such services on behalf of the Audit Committee, provided the matter is presented to the full Committee at its next scheduled meeting.

ADOPTION OF PROPOSAL NO. 5

      The Company believes that its best interests will be served by the approval of Proposal No. 5.

      Approval of Proposal No. 5 requires the affirmative vote of a majority of the shares of the Common Stock represented at the Annual Meeting and entitled to vote thereon.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2003.

                             STOCKHOLDERS' PROPOSALS

      Stockholders'   proposals   must  be   received  by  the  Company  at  its
headquarters in Norwalk, Connecticut on or before December 29, 2003 in order to be considered for inclusion in next year's Proxy Statement.

      The Company's By-laws set forth advance notice provisions and procedures to be followed by stockholders who wish to bring business before an annual meeting of stockholders or who wish to nominate candidates for election to the Board of Directors. A stockholder may propose business to be included in the agenda of an annual meeting only if written notice of such stockholder's intent is given to the Secretary of the Company, not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting, or if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting, not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made. Each such notice must set forth certain background and other information specified in the By-laws, including a description of the proposed business and the reasons for conducting such business at the annual meeting.

      A stockholder may nominate candidates for election to the Board of Directors at an annual meeting only if written notice of such stockholder's intent to make such nomination is given to the Secretary of the Company not earlier than 90 days nor later than 60 days in advance of the anniversary of the date of the immediately preceding annual meeting, or if the date of the annual meeting occurs more than 30 days before or 60 days after the anniversary of such immediately preceding annual meeting not later than the close of business on the later of (a) the sixtieth day prior to such annual meeting and (b) the tenth day following the date on which a public announcement of the date of such meeting is first made. Each such notice must set forth certain background and other information specified in the By-laws.

      The time limits described above also apply in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 relating to exercise of discretionary voting authority, and are separate from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet to have a proposal included in the Company's proxy statement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and to furnish copies of such statements to the Company.

      To the Company's knowledge, during the fiscal year 2002 all such reports relating to share ownership were timely filed, except for the failure to file timely a Form 4 with respect to two transactions on July 1, 2002 by Mr. Albert Fried, Jr., a Director of the Company.

                                OTHER INFORMATION

      The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies also may be solicited personally and by telephone by certain officers and regular employees of the Company. D.F. King & Co., Inc. has been retained for solicitation of all brokers and nominees for a fee of $7,500 plus customary out-of-pocket expenses. The Company may reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock.

      The Board of Directors is aware of no other matters that are to be presented to the stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

      UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER OF RECORD ON APRIL 17, 2003, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 (EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE SUPPLIED WITHOUT CHARGE. REQUESTS SHOULD BE DIRECTED TO SHELDON I. CAMMAKER, SECRETARY, EMCOR GROUP, INC., 301 MERRITT SEVEN CORPORATE PARK, NORWALK, CONNECTICUT 06851.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             SHELDON I. CAMMAKER
                                             SECRETARY

April 28, 2003

                                    EXHIBIT A

                          2003 NON-EMPLOYEE DIRECTORS'
                                STOCK OPTION PLAN

1. PURPOSE OF THE PLAN

      The purpose of the Plan is to advance the interests of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by Non-Employee Directors of the Company upon whose judgment and keen interest the Company is largely dependent for the successful conduct of its business and by providing such Non-Employee Directors with incentives to put forth maximum efforts for the success of the Company's business. It is anticipated that the acquisition of such proprietary interest in the Company and such incentives will stimulate the efforts of Non-Employee Directors on behalf of the Company and strengthen their desire to remain with the Company. It is also expected that such incentives and the opportunity to acquire such proprietary interest will enable the Company to attract desirable Non-Employee Directors.

2. DEFINITIONS

      The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

      (a) "ACT" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

      (b) "ANNUAL MEETING" means an annual meeting of stockholders of the Company.

      (c)   "BOARD" means the Board of Directors of the Company.

      (d) "CHANGE IN CONTROL" means the occurrence of any of the following events:

                  (i) any person or persons acting in concert (excluding Company benefit plans) becomes the beneficial owner of securities of the Company having at least 25% of the voting power of the Company's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Company, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

                  (ii) the  stockholders of the Company shall approve any merger or other business combination of the Company, sales or lease of the Company's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Company's assets; or
            (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

                  (iii) within any 24 month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change in Control or engage in a proxy or other control contest).

      (e) "CODE" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

      (f)   "COMPANY" means EMCOR Group, Inc., a Delaware corporation.

      (g) "EFFECTIVE DATE" means the date the adoption of the Plan by the Board is approved by the Company's stockholders.

      (h) "EXERCISE PRICE" means the purchase price per Share under the terms of an Option as determined pursuant to Section 6(c).

      (i) "FAIR MARKET VALUE" means, on a given date, (i) if there should be a public market for the Shares on such date, the average of the high and low prices of the Shares on The New York Stock Exchange, or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted)(the "NASDAQ"), or, if no sale of Shares shall have been reported on The New York Stock Exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Board in good faith.

      (j) "NON-EMPLOYEE DIRECTOR" means a director of the Company who is not an employee of the Company or a Subsidiary.

      (k)   "OPTION"  means a  nonqualified  stock  option  granted  pursuant to
            Section 6.

      (l) "PLAN" means the EMCOR Group, Inc. 2003 Non-Employee Directors' Stock Option Plan, as amended from time to time.

      (m) "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

      (n) "SHARES" means shares of common stock of the Company, $.01 par value per share.

      (o) "SUBSIDIARY" means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto), of the Company.

3. SHARES SUBJECT TO THE PLAN

      The total number of Shares which may be issued under the Plan is 120,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash in consideration of the cancellation or termination of an option shall reduce the total number of Shares available under the Plan. Shares which are subject to Options which terminate or lapse without the payment of cash consideration in respect of such Shares may be granted again under the Plan.

4. ADMINISTRATION

      (a)   The Plan shall be administered by the Board.

      (b) The Board is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Board deems necessary or desirable. Any decision of the Board in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Non-Employee Directors and their beneficiaries or successors). The Board shall have the full power and authority to make, and establish the terms and conditions of, any Option, consistent with the provisions of the Plan and to waive any such terms and conditions at any time.

5. LIMITATIONS

      (a) No Option may be granted under the Plan after the tenth anniversary of the Effective Date, but Options granted prior to such tenth anniversary may extend beyond that date.

      (b)   No Option, once granted hereunder, may be repriced.

6. TERMS AND CONDITIONS OF OPTIONS

      Options granted under the Plan shall be nonqualified stock options for federal income tax purposes and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Board shall determine:

      (a) OPTION GRANT. Each person who is a Non-Employee Director on the Effective Date shall be granted an Option at the meeting of the Board immediately following the Effective Date to purchase 5,000 Shares. Thereafter, each person who is elected or re-elected to serve as a Non-Employee Director at an annual meeting of stockholders shall be granted an Option to purchase 5,000 Shares on the date on which the Board holds its first meeting following such annual meeting of stockholders; PROVIDED, HOWEVER, that if a Non-Employee Director is elected a director other than at an annual meeting of stockholders, he shall be granted an Option to purchase 5,000 Shares effective upon his election to the Board.

      (b) OPTION CERTIFICATE. An Option Certificate, signed by the Chairman of the Board or the President or a Vice President of the Company, attested by the Treasurer or an Assistant Treasurer, or the Secretary or Assistant Secretary of the Company, shall be issued to each Non-Employee Director to whom an Option is granted.

      (c) EXERCISE PRICE. The Exercise Price per Share shall be 100% of the Fair Market Value of a Share on the date an Option is granted.

      (d) EXERCISABILITY. Options granted under the Plan shall be fully exercisable as of the date of grant, upon such terms and conditions as may be determined by the Board, but in no event shall an Option be exercisable more than ten years after the date it is granted.

      (e) EXERCISE OF OPTIONS. Except as otherwise provided in the Plan or in an Option Certificate, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with provision for payment of the full purchase price in accordance with this Section 6(e). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, at the election of the Board, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g., by check); (ii) in Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Board; PROVIDED, that such Shares have been held by the Non-Employee Director for no less than six months (or such other period as established from time to time by the Board in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) partly in cash and partly in such Shares or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the Shares being purchased. No Non-Employee Director shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Non-Employee Director has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Board pursuant to the Plan.

            Notwithstanding any other provision of the Plan or the Option Certificate, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

      (f) ATTESTATION. Wherever in this Plan or any agreement evidencing an Option a Non-Employee Director is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Non-Employee Director may, subject to procedures satisfactory to the Board, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

7. ADJUSTMENTS UPON CERTAIN EVENTS

      Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Options granted under the Plan:

      (a) GENERALLY. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Board in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Options, (ii) the Exercise Price and/or (iii) any other affected terms of such Options.

      (b) CHANGE IN CONTROL. In the event of a Change in Control after the Effective Date, the Board may, but shall not be obligated to, (i) cancel Options for fair value (as determined in the sole discretion of the Board) which may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options) over the aggregate Exercise Price of such Options or (ii) provide for the issuance of substitute Options that will substantially preserve the otherwise applicable terms of any affected Options previously granted hereunder as determined by the Board in its sole discretion or (iii) provide that for a period of at least 30 days prior to the Change in Control, such Options shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

8. NO RIGHT OF SERVICE

      The granting of an Option under the Plan shall impose no obligation on the Company to continue the service of any Non-Employee Director or give any Non-Employee Director the right to serve as a director of the Company.

9. SUCCESSORS AND ASSIGNS

      The Plan shall be binding on all successors and assigns of the Company and a Non-Employee Director, including without limitation, the estate of such Non-Employee Director and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the creditors of the Non-Employee Director.

10. TRANSFERABILITY OF OPTIONS

      (a) Except as otherwise permitted pursuant to Section 10(b) of this Plan, an Option is exercisable only by the Non-Employee Director during the Non-Employee Director's lifetime and may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Non-Employee Director otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company.

      (b) Notwithstanding the foregoing provisions of Section 10(a) of this Plan, an Option may be assigned in whole or in part during the lifetime of the Non-Employee Director to one or more Family Members (as defined below) or to a trust established exclusively for one or more such Family Members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms of the portion of the Option transferred in accordance with this Section 10(b) shall apply to the Family Members or trustee, as the case may be, and any reference in the Plan or Option Certificate to a Non-Employee Director shall be deemed to refer to the Family Members or trustee, as the case may be, except that (i) Family Members shall not be entitled to transfer the Option, other than by will or the laws of descent and distribution and (ii) neither the Board nor the Company shall be required to provide any notice to a Family Member or trustee, whether or not such notice is or would otherwise have been required to be given to the Non-Employee Director under the Plan or otherwise. For purposes of this Agreement, "Family Members" shall mean the Non-Employee Director's spouse, lineal descendants, siblings, nephews, nieces, parents and grandparents, stepchildren and stepparents, including any such persons by adoptive relationships.

11. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT

      The Company may postpone the issuance and delivery of Shares pursuant to the grant or exercise of any Option until the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation as the Company shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in the light of the then existence or non-existence with respect to such Shares of an effective registration statement under the Securities Act, to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Company shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Option, or may issue stop transfer orders in respect thereof.

12. AMENDMENTS OR TERMINATION

      The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the stockholders of the Company, if such action would (except as is provided in Section 7 of the Plan), increase the total number of Shares reserved for the purposes of the Plan, (b) without the consent of a Non-Employee Director, if such action would diminish any of the rights of the Non-Employee Director under any Option theretofore granted to such Non-Employee Director under the Plan or
(c) to Section 5(b), relating to repricing of Options; PROVIDED, HOWEVER, that the Board may amend the Plan in such manner as it deems necessary to permit the granting of Options meeting the requirements of the Code or other applicable laws.

13. CHOICE OF LAW

      The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

14. EFFECTIVENESS OF THE PLAN

      The Plan shall be effective as of the Effective Date.

                                                                       EXHIBIT A

                               OPTION CERTIFICATE
                                  STOCK OPTION

                           To Purchase Common Stock of

                                EMCOR Group, Inc.

      Issued Pursuant to the 2003 Non-Employee Directors' Stock Option Plan
                              of EMCOR Group, Inc.

      This  certifies  that  on   ______________,   20___,   _____________  (the
"Optionee") was granted a stock option ("Option") to purchase _______ shares of the Common Stock ("Shares"), par value $0.01 per share, of EMCOR Group, Inc. (the "Company"), a Delaware corporation, at the Exercise Price of $_____ per Share, upon and subject to the following terms and conditions.

      This Option shall expire on _________________, 20___.

      This Option and this Option Certificate are issued pursuant to and are subject to all of the terms and conditions of the EMCOR Group, Inc. 2003 Non-Employee Directors' Stock Option Plan, the terms and conditions of which are hereby incorporated herein as though set forth at length, and the receipt of a copy of which the Non-Employee Director hereby acknowledges by the Non-Employee Director's receipt of this Option Certificate.

      Witness the seal of the Company and the signatures of its duly authorized officers.

Dated: ________________, 20___

                                                  EMCOR GROUP, INC.

                                                  By: __________________________

ATTEST:

By: ________________________

                                    EXHIBIT B

                      2003 MANAGEMENT STOCK INCENTIVE PLAN

1. PURPOSE OF THE PLAN

      The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees and to motivate such employees to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2. DEFINITIONS

      The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

      (a) "ACT" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

      (b) "AFFILIATE" means any entity that is consolidated with the Company for financial reporting purposes or any other entity designated by the Board in which the Company or an Affiliate has a direct or indirect interest of at least forty percent (40%).

      (c)   "AWARD"  means  an  Option,   Stock  Appreciation  Right,  Share  of
            Restricted Stock or Other Stock-Based Award granted pursuant to the Plan.

      (d)   "BOARD" means the Board of Directors of the Company.

      (e) "CHANGE IN CONTROL" means the occurrence of any of the following events:

                  (i) any person or persons acting in concert (excluding Company benefit plans) becomes the beneficial owner of securities of the Company having at least 25% of the voting power of the Company's then outstanding securities (unless the event causing the 25% threshold to be crossed is an acquisition of voting common securities directly from the Company, other than upon the conversion of convertible debt securities or other securities and/or the exercise of options or warrants); or

                  (ii) the  stockholders of the Company shall approve any merger or other business combination of the Company, sales or lease of the Company's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the stockholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 65% of the voting power, directly or indirectly, of (A) the surviving corporation in any such merger or other business combination; (B) the purchaser or lessee of the Company's assets; or
            (C) both the surviving corporation and the purchaser or lessee in the event of any combination of Transactions; or

                  (iii) within any 24 month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has expressed an intent to effect a Change in Control or engage in a proxy or other control contest).

      (f) "CODE" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

      (g) "COMMITTEE" means the Compensation and Personnel Committee of the Board.

      (h)   "COMPANY" means EMCOR Group, Inc., a Delaware corporation.

      (i) "EFFECTIVE DATE" means the date the adoption of the Plan by the Board is approved by the Company's stockholders.

      (j) "EXERCISE PRICE" means the purchase price per Share under the terms of an Option as determined pursuant to Section 6(a).

      (k) "FAIR MARKET VALUE" means, on a given date, (i) if there should be a public market for the Shares on such date, the average of the high and low prices of the Shares on The New York Stock Exchange, or, if the Shares are not listed or admitted on any national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted) (the "NASDAQ"), or, if no sale of Shares shall have been reported on The New York Stock Exchange or quoted on the NASDAQ on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used, and (ii) if there should not be a public market for the Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

      (l) "ISO" means an Option that is also an incentive stock option granted pursuant to Section 6(e).

      (m)   "OPTION" means a stock option granted pursuant to Section 6.

      (n)   "OTHER STOCK-BASED  AWARDS" means awards granted pursuant to Section
            9.

      (o) "PARTICIPANT" means an employee or prospective employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan.

      (p) "PERFORMANCE-BASED AWARDS" means certain Other Stock-Based Awards granted pursuant to Section 9(b).

      (q) "PLAN" means the 2003 Management Stock Incentive Plan, as amended from time to time.

      (r)   "RESTRICTED STOCK" means any Share granted under Section 8.

      (s) "SHARES" means shares of common stock of the Company, $.01 par value per share.

      (t) "STOCK APPRECIATION RIGHT" means a stock appreciation right granted pursuant to Section 7.

      (u) "SUBSIDIARY" means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto), of the Company.

3. SHARES SUBJECT TO THE PLAN

      The total number of Shares which may be issued under the Plan is 330,000, of which no more than 50% may be issued in the form of Restricted Stock or Other Stock-Based Awards payable in Shares. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan as applicable. Shares which are subject to Awards which terminate or lapse without the payment of cash consideration may be granted again under the Plan.

4. ADMINISTRATION

      (a) The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as "Non-Employee Directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code (or any successor section thereto), "outside directors" within the meaning thereof.

      (b) Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).

      (c) The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.

5. LIMITATIONS

      (a) No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.

      (b) No Option or Stock Appreciation Right, once granted hereunder, may be repriced.

6. TERMS AND CONDITIONS OF OPTIONS

      The maximum number of Shares covered by Options that may be awarded during any calendar year to any Participant shall be 100,000. Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Award agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

      (a) EXERCISE PRICE. The Exercise Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

      (b) EXERCISABILITY. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted, except as provided in Section 15 of the Plan.

      (c) EXERCISE OF OPTIONS. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with provision for payment of the full purchase price in accordance with this Section 6(c). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, at the election of the Committee, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g., by check);
            (ii) in Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; PROVIDED, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) partly in cash and partly in such Shares; or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Exercise Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

      (d) DEFERRAL. In the sole discretion of the Committee, in accordance with procedures established by the Committee, the Participant may be permitted to defer the issuance of Shares deliverable upon the exercise of an Option for a specified period or until a specified date.

      (e) ISOS. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of
            Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who, at the time of such grant, owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Exercise Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (I) within two years after the date of grant of such ISO or (II) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be ISOs, unless the applicable Award agreement expressly states that the Option is intended to be a nonqualified stock option. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; PROVIDED that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

      (f) ATTESTATION. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

      (a) GRANTS. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement). The maximum number of Shares covered by Stock Appreciation Rights that may be awarded during any calendar year to any Participant shall be 100,000.

      (b) TERMS. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted; PROVIDED, HOWEVER, that, notwithstanding the foregoing, in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Exercise Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (I) the excess of (x) the Fair Market Value on the exercise date of one Share over (y) the Exercise Price per Share, times (II) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

      (c) LIMITATIONS. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit.

8. RESTRICTED STOCK

      (a) GRANT. Subject to the provisions of the Plan, the Committee shall determine the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

      (b) TRANSFER RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreement. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. After the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

      (c) DIVIDENDS. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award agreement, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

      (d) PERFORMANCE-BASED GRANTS. Notwithstanding anything to the contrary herein, certain Shares of Restricted Stock granted under this
            Section 8 may, at the discretion of the Committee, be granted in a manner which is deductible by the Company under Section 162(m) of the Code (or any successor section thereto). The restrictions applicable to a such Restricted Stock shall lapse based wholly or partially on the attainment of written performance goals approved by the Committee for a performance period established by the Committee
            (i) while the outcome for that performance period is substantially uncertain and (ii) by the earlier of (A) 90 days after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the criteria set forth in Section 9(b) below. The Committee shall determine in its discretion whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify.

9. OTHER STOCK-BASED AWARDS

      (a) GENERALLY. The Committee, in its sole discretion, may grant or sell Awards of Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a Participant under (or otherwise related
            to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

      (b) PERFORMANCE-BASED AWARDS. Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 9 and performance based grants of Shares of Restricted Stock may be granted in a manner which is deductible by the Company under Section 162(m) of the Code (or any successor section thereto) ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) by the earlier of (A)90 days after the commencement of the performance period to which the performance goal relates or (B) the number of days which is equal to 25 percent of the relevant performance period. The performance goals, which must be objective, shall be based upon one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share;
            (vi)  return on  shareholders'  equity;  (vii)  expense  management;
            (viii) return on investment; (ix) improvements in capital structure;
            (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price;
            (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital and (xviii) return on assets. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; PROVIDED, HOWEVER, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 162(m) of the Code, elect to defer payment of a Performance-Based Award. Notwithstanding the foregoing, the maximum amount of Performance-Based Awards that may be granted during a calendar year to any Participant shall be (x) with respect to Other Stock-Based Awards and Awards of Shares of Restricted Stock, that are denominated or payable in shares, 50,000 shares and
            (y) with respect to Other Stock-Based Awards that are not denominated or payable in shares, $5,000,000.

10. ADJUSTMENTS UPON CERTAIN EVENTS

      Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

      (a) GENERALLY. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Awards (including limits established for Restricted Stock or Other Stock-Based Awards) may be granted during a calendar year to any Participant, (iii) the Exercise Price or exercise price of any Stock Appreciation Right and/or (iv) any other affected terms of such Awards.

      (b) CHANGE IN CONTROL. In the event of a Change in Control after the Effective Date, the Committee may, but shall not be obligated to,
            (i) accelerate, vest or cause the restrictions to lapse with respect to, all or any portion of an Award or (ii) cancel Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control Transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such Transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or Stock Appreciation Rights or (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (iv) provide that for a period of at least 30 days prior to the Change in Control, such Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

11. NO RIGHT TO EMPLOYMENT OR AWARDS

      The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company's or Subsidiary's right to terminate the employment of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

12. SUCCESSORS AND ASSIGNS

      The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

13. NONTRANSFERABILITY OF AWARDS

      Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

14. AMENDMENTS OR TERMINATION

      The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the stockholders of the Company, if such action would (except as is provided in Section 10 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or increase the maximum number of Shares of Restricted Stock or Other Stock-Based Awards that may be awarded hereunder, or the maximum number of Shares for which Awards may be granted to any Participant, (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan or (c) to Section 5(b), relating to repricing of Options or Stock Appreciation Rights; PROVIDED, HOWEVER, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.

15. INTERNATIONAL PARTICIPANTS

      With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

16. CHOICE OF LAW

      The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

17. EFFECTIVENESS OF THE PLAN

      The Plan shall be effective as of the Effective Date.

                                    EXHIBIT C

                       KEY EXECUTIVE INCENTIVE BONUS PLAN

1. PURPOSE OF THE PLAN

      The purpose of the Key Executive Incentive Bonus Plan (the "Plan") is to advance the interests of EMCOR Group, Inc., a Delaware corporation (the "Company"), and its stockholders by providing incentives in the form of periodic bonus awards to certain key executives of the Company who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

2. ADMINISTRATION

      The Plan shall be administered by the Compensation and Personnel Committee of the Board of Directors (the "Committee"), as such committee is from time to time constituted. The Committee may delegate its duties and powers in whole or in part (i) to any subcommittee thereof consisting solely of at least two "outside directors," as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) to the extent consistent with
Section 162(m) of the Code, to any other individual or individuals.

      The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include the exclusive authority to select the key executives to be granted bonus awards ("Bonuses") under the Plan, to determine the size and terms of the Bonus to be made to each individual selected (subject to the limitation imposed on "Bonuses," as set forth below), to modify the terms of any Bonus that has been granted (except with respect to any modification which would increase the amount of compensation payable to a "Covered Employee," as such term is defined in Section 162(m) of the Code), to determine the time when Bonuses will be awarded, to establish performance objectives in respect of Bonuses and to certify that such performance objectives were attained. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him or her, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute.

3. PARTICIPATION

      The Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key executives of the Company who may participate in the Plan and be granted Bonuses under the Plan ("Participants").

4. BONUSES UNDER THE PLAN

      (a) The Committee shall determine the amount of a Bonus to be granted to each Participant in accordance with subsection (b) below.

      (b) (i) The Committee may in its discretion award a Bonus to a Participant who it reasonably believes may be a Covered Employee for the taxable year of the Company in which such Bonus would be deductible, under the terms and conditions of this subsection (b). Subject to clause (iii) of this subsection (b), the amount of a Participant's Bonus shall be an amount determinable from written performance goals approved by the Committee while the outcome is substantially uncertain and no more than 90 days after the commencement of the period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The maximum amount of any Bonus that may be granted in any given calendar year shall be $5,000,000.

            (ii) The amount of any Bonus will be based on objective performance goals established by the Committee using one or more performance factors. The performance factors for Participants will be based on attainment of specific levels of performance of the Company (or of a subsidiary, division, or department thereof) with reference to one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on shareholders' equity; (vii) expense management; (viii) return on investment; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvements of profit margins; (xii) stock price;
            (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; and (xviii) return on assets.

            (iii) The Committee shall determine whether the performance goals have been met with respect to any affected Participant and, if they have, so certify and ascertain the amount of the applicable Bonus. No Bonuses will be paid until such certification is made by the Committee.

            (iv) The provisions of this subsection (b) shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company of the payment of Bonuses.

5. DESIGNATION OF BENEFICIARY BY PARTICIPANT

      The Committee or its delegate shall create a procedure whereby a Participant may file, on a form to be provided by the Committee, a written election designating one or more beneficiaries with respect to the amount, if any, payable in the event of the Participant's death. The Participant may amend such beneficiary designation in writing at any time prior to the Participant's death, without the consent of any previously designated beneficiary. Such designation or amended designation, as the case may be, shall not be effective unless and until received by the duly authorized representatives of the Committee or its delegate prior to the Participant's death. In the absence of any such designation, the amount payable, if any, shall be delivered to the legal representative of such Participant's estate.

6. MISCELLANEOUS PROVISIONS

      (a) No employee or other person shall have any claim or right to be paid a Bonus under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any affiliate of the Company, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved to the Company and its affiliates.

      (b) Except as may be approved by the Committee, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation by law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that, subject to applicable law, any amounts payable to any Participant hereunder are subject to reduction to satisfy any liabilities owed to the Company or any of its affiliates by the Participant.

      (c) The Committee shall have the authority to determine in its sole discretion the applicable performance period relating to any Bonus; provided, however, that any such determination shall be subject to any applicable restrictions imposed by Section 162(m) of the Code.

      (d) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment.

      (e) The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any amounts under the Plan, and rights to the payment hereunder shall be no greater than the rights of the Company's unsecured, subordinated creditors. All expenses involved in administering the Plan shall be borne by the Company.

      (f) The validity, construction, interpretation, administration and effect of the Plan and rights relating to the Plan and to Bonuses granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

      (g) The Plan shall be effective on the date the adoption of the Plan by the Company's Board of Directors is approved by the Company's stockholders.

7. PLAN AMENDMENT OR SUSPENSION

      The Plan may be amended or suspended in whole or in part at any time and from time to time by the Committee.

8. PLAN TERMINATION

      This Plan shall terminate upon the adoption of a resolution of the Committee terminating the Plan.

9. ACTIONS AND DECISION REGARDING THE BUSINESS OR OPERATIONS OF THE COMPANY

      Notwithstanding anything in the Plan to the contrary, none of the Company, its officers, directors, employees or agents shall have any liability to any Participant (or his or her beneficiaries or heirs) under the Plan or otherwise on account of any action taken, or not taken, in good faith by any of the foregoing persons with respect to the business or operations of the Company or any affiliates.

EMCOR GROUP, INC.

--------------------------------------------------------------------------------

                               EMCOR GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 12, 2003

      The undersigned hereby appoints Frank T. MacInnis, Sheldon I. Cammaker and Leicle E. Chesser, and each of them, with full power to act without the other and with full power of substitution, as proxies to represent and to vote, as directed herein, all shares the undersigned is entitled to vote at the annual meeting of the stockholders of EMCOR Group, Inc. to be held in the Central Park Room, The Drake Swissotel, 440 Park Avenue, New York, New York on Thursday, June 12, 2003 at 10:00 A.M. (local time), and all adjournments thereof, as follows:

      PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

      UNLESS OTHERWISE MARKED, THE PROXIES ARE APPOINTED WITH AUTHORITY TO VOTE "FOR" ALL NOMINEES FOR ELECTION, "FOR" THE 2003 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, "FOR" THE 2003 MANAGEMENT STOCK INCENTIVE PLAN, "FOR" THE KEY EXECUTIVE INCENTIVE BONUS PLAN, AND "FOR" THE APPOINTMENT OF ERNST & Young LLP as independent auditors.

(Continued and to be signed on the reverse side.)

                                                EMCOR GROUP, INC.
                                                P.O. BOX 11343
                                                NEW YORK, N.Y. 10203-0343

To change your address, please mark this box.  |_|

To include any comments, please mark this box. |_|

                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

|_| SIGN, DATE AND RETURN THE
    PROXY CARD PROMPTLY USING               |X|
    THE ENCLOSED ENVELOPE.       VOTES MUST BE INDICATED
                                 (X) IN BLACK OR BLUE INK.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1, AND "FOR" ITEMS 2, 3, 4 AND 5.

FOR all nominees |_|     WITHHOLD AUTHORITY to vote    |_|     *EXCEPTIONS |_|
listed below             for all nominees listed below

Nominees: F. MacInnis, S. Bershad, D. Brown, L. Bump, A. Fried,
          R. Hamm, M. Yonker
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions ____________________________________________________________________


                                                       FOR    AGAINST   ABSTAIN
2. Approval of 2003 Non-Employee Directors'            |_|      |_|       |_|
   Stock Option Plan.

3. Approval of 2003 Management Stock Incentive Plan.   |_|      |_|       |_|

4. Approval of Key Executive Incentive Bonus Plan.     |_|      |_|       |_|

5. Appointment of Ernst & Young LLP as                 |_|      |_|       |_|
   Independent Auditors.

___________________________________

S C A N    L I N E

___________________________________

In their discretion to vote upon other matters that may properly come before the meeting. Please sign exactly as your name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

 Date     Share Owner sign here           Co-Owner sign here
______________________________________   _______________________________________

______________________________________   _______________________________________